FILE NOS. 333-160595 AND 811-22311

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 2014

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 79
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 81

SCHWAB STRATEGIC TRUST

(Exact Name of Registrant as Specified in Charter)

211 Main Street, San Francisco, California 94105

(Address of Principal Executive Offices) (Zip code)

(800) 648-5300

(Registrant’s Telephone Number, including Area Code)

Marie Chandoha

211 Main Street, San Francisco, California 94105

(Name and Address of Agent for Service)

Copies of communications to:

David J. Lekich, Esq.	Douglas P. Dick, Esq.
Charles Schwab Investment Management, Inc.	Dechert LLP
211 Main Street	1900 K Street, N.W.
SF211MN-05-491	Washington, D.C. 20006
San Francisco, CA 94105

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On December 29, 2014, pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date), pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwab U.S. Equity ETFs
Prospectus
December 29, 2014
• Schwab U.S. Broad Market ETF™	SCHB
• Schwab U.S. Large-Cap ETF™	SCHX
• Schwab U.S. Large-Cap Growth ETF™	SCHG
• Schwab U.S. Large-Cap Value ETF™	SCHV
• Schwab U.S. Mid-Cap ETF™	SCHM
• Schwab U.S. Small-Cap ETF™	SCHA
• Schwab U.S. Dividend Equity ETF™	SCHD
Principal U.S. Listing Exchange: NYSE Arca, Inc.
As with all exchange-traded funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF™
Ticker Symbol:	SCHB
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.04
Other expenses	None
Total annual fund operating expenses	0.04
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$4	$13	$23	$51
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 4% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Broad Stock Market Index1. The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. As of August 31, 2014, the index was composed of 2,558 stocks.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
Because it may not be possible or practicable to purchase all of the stocks in the index, the Adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the
Schwab U.S. Broad Market ETF™ 1

index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments
— large- and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
2Schwab U.S. Broad Market ETF™

For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 12.78% Q1 2012
Worst Quarter: (15.03%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: 7.09%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 11/03/09
Before taxes	33.37%	17.95%
After taxes on distributions	32.77%	17.55%
After taxes on distributions and sale of shares	19.24%	14.42%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Broad Stock Market Index	33.39%	18.01%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2009.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Broad Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
Schwab U.S. Broad Market ETF™ 3

Schwab U.S. Large-Cap ETF™
Ticker Symbol:	SCHX
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.04
Other expenses	None
Total annual fund operating expenses	0.04
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$4	$13	$23	$51
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 5% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Large-Cap Total Stock Market Index1. The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Total Stock Market Index includes the components ranked 1-750 by full market capitalization. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 763 stocks.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the index does. However, when the Adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the Adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector
4Schwab U.S. Large-Cap ETF™

to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Schwab U.S. Large-Cap ETF™ 5

Annual total returns (%) as of 12/31
Best Quarter: 12.79% Q1 2012
Worst Quarter: (14.34%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: 8.05%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 11/03/09
Before taxes	32.54%	17.37%
After taxes on distributions	31.94%	16.98%
After taxes on distributions and sale of shares	18.79%	13.95%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Large-Cap Total Stock Market Index	32.65%	17.48%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2009.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Large-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
6Schwab U.S. Large-Cap ETF™

Schwab U.S. Large-Cap Growth ETF™
Ticker Symbol:	SCHG
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.07
Other expenses	None
Total annual fund operating expenses	0.07
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$7	$23	$40	$90
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Large-Cap Growth Total Stock Market Index1. The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Growth Total Stock Market Index includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 403 stocks.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the index does. However, when the Adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the Adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
Schwab U.S. Large-Cap Growth ETF™ 7

The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
8Schwab U.S. Large-Cap Growth ETF™

Annual total returns (%) as of 12/31
Best Quarter: 15.68% Q1 2012
Worst Quarter: (15.48%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: 9.55%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 12/11/09
Before taxes	33.96%	16.66%
After taxes on distributions	33.56%	16.43%
After taxes on distributions and sale of shares	19.46%	13.34%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	34.08%	16.80%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2009.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Large-Cap Growth Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
Schwab U.S. Large-Cap Growth ETF™ 9

Schwab U.S. Large-Cap Value ETF™
Ticker Symbol:	SCHV
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.07
Other expenses	None
Total annual fund operating expenses	0.07
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$7	$23	$40	$90
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Large-Cap Value Total Stock Market Index1. The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Value Total Stock Market Index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 360 stocks.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the index does. However, when the Adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the Adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
10Schwab U.S. Large-Cap Value ETF™

The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.
Value Investing Risk. The fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Schwab U.S. Large-Cap Value ETF™ 11

Annual total returns (%) as of 12/31
Best Quarter: 12.62% Q4 2011
Worst Quarter: (13.38%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: 6.50%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 12/11/09
Before taxes	30.98%	15.55%
After taxes on distributions	30.22%	15.01%
After taxes on distributions and sale of shares	18.02%	12.41%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Large-Cap Value Total Stock Market Index	31.16%	15.76%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2009.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Large-Cap Value Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
12Schwab U.S. Large-Cap Value ETF™

Schwab U.S. Mid-Cap ETF™
Ticker Symbol:	SCHM
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.07
Other expenses	None
Total annual fund operating expenses	0.07
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$7	$23	$40	$90
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in securities that are included in the Dow Jones U.S. Mid-Cap Total Stock Market Index1. The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Mid-Cap Total Stock Market Index includes the components ranked 501-1000 by full market capitalization. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 513 stocks.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in securities included in the index. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given security as the index does. However, when the Adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a security, the Adviser may cause the fund’s weighting of a security to be more or less than the index’s weighting of the security. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector
Schwab U.S. Mid-Cap ETF™ 13

to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Mid-Cap Risk. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s mid-cap holdings could reduce performance.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
14Schwab U.S. Mid-Cap ETF™

Annual total returns (%) as of 12/31
Best Quarter: 13.69% Q1 2013
Worst Quarter: (5.34%) Q2 2012
Year-to-date performance (before taxes) as of 9/30/14: 4.46%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 1/13/11
Before taxes	36.36%	15.98%
After taxes on distributions	35.79%	15.60%
After taxes on distributions and sale of shares	20.78%	12.50%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Mid-Cap Total Stock Market Index	36.46%	16.09%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2011.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2011.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Mid-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
Schwab U.S. Mid-Cap ETF™ 15

Schwab U.S. Small-Cap ETF™
Ticker Symbol:	SCHA
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.08
Other expenses	None
Total annual fund operating expenses	0.08
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$8	$26	$45	$103
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 13% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Small-Cap Total Stock Market Index1. The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Small-Cap Total Stock Market Index includes the components ranked 751-2500 by full market capitalization. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 1,795 stocks.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the index does. However, when the Adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the Adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The Adviser typically seeks to track the price and yield performance of the index by replicating the index. This means that the fund
16Schwab U.S. Small-Cap ETF™

generally expects that it will hold the same securities as those included in the index. However, the Adviser may use statistical sampling techniques if the Adviser believes such use will best help the fund to track its index or is otherwise in the best interest of the fund. Statistical sampling techniques involve investing in a limited number of index securities that, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large- and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.
Sampling Index Tracking Risk. To the extent the fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by
Schwab U.S. Small-Cap ETF™ 17

the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 16.17% Q4 2010
Worst Quarter: (21.51%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: (1.06%)
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 11/03/09
Before taxes	39.59%	22.13%
After taxes on distributions	39.02%	21.74%
After taxes on distributions and sale of shares	22.55%	17.86%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Small-Cap Total Stock Market Index	39.63%	22.26%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2009.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Small-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
18Schwab U.S. Small-Cap ETF™

Schwab U.S. Dividend Equity ETF™
Ticker Symbol:	SCHD
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100™ Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.07
Other expenses	None
Total annual fund operating expenses	0.07
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$7	$23	$40	$90
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 26% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Dow Jones U.S. Dividend 100 Index1. The Dow Jones U.S. Dividend 100 Index is designed to measure the performance of high dividend yielding stocks issued by U.S. companies that have a record of consistently paying dividends, selected for fundamental strength relative to their peers, based on financial ratios. The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding REITs, master limited partnerships, preferred stocks and convertibles. It is modified market capitalization weighted.
All index eligible stocks must have sustained at least 10 consecutive years of dividend payments, have a minimum float-adjusted market capitalization of $500 million USD and meet minimum liquidity criteria. The index components are then selected by evaluating the highest dividend yielding stocks based on four fundamentals-based characteristics — cash flow to total debt, return on equity, dividend yield and 5-year dividend growth rate. Stocks in the index are weighted based on a modified market capitalization approach. No single stock can represent more than 4.5% of the index and no single sector can represent more than 25% of the index, as measured at the time of index construction, reconstitution and rebalance. The index composition is reviewed annually and rebalanced quarterly.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks. The fund will notify its shareholders at least 60 days before changing this policy. The fund will generally give the same weight to a given stock as the index does. However, when the Adviser believes it is appropriate to do so, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the Adviser may cause the fund’s weighting of a stock to be more or less than the index’s weighting of the stock. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types
Schwab U.S. Dividend Equity ETF™ 19

of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions.
However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large- and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
20Schwab U.S. Dividend Equity ETF™

Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 12.93% Q1 2013
Worst Quarter: (0.57%) Q4 2012
Year-to-date performance (before taxes) as of 9/30/14: 7.31%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 10/20/11
Before taxes	32.90%	22.55%
After taxes on distributions	32.06%	21.90%
After taxes on distributions and sale of shares	19.21%	17.65%
Comparative Index (reflects no deduction for expenses or taxes)
Dow Jones U.S. Dividend 100 Index	33.06%	22.75%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2011.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2011.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership —Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Dow Jones U.S. Dividend 100 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
Schwab U.S. Dividend Equity ETF™ 21

About the funds
The funds described in this Prospectus are advised by Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”). Each of the funds is an “exchange-traded fund” (“ETF”). ETFs are funds that trade like other publicly-traded securities. The funds in this prospectus are index funds and are designed to track the total return of an index. Because the composition of an index tends to be comparatively stable, most index funds historically have shown low portfolio turnover compared to actively managed funds.
This strategy distinguishes an index fund from an “actively managed” fund. Instead of choosing investments for the fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.
Unlike shares of a mutual fund, shares of the funds are listed on a national securities exchange and trade at market prices that change throughout the day. The market price for each of the fund’s shares may be different from its net asset value per share or NAV. The funds have their own CUSIP numbers and trade on the NYSE Arca, Inc. under the following tickers:
Schwab U.S. Broad Market ETF	SCHB
Schwab U.S. Large-Cap ETF	SCHX
Schwab U.S. Large-Cap Growth ETF	SCHG
Schwab U.S. Large-Cap Value ETF	SCHV
Schwab U.S. Mid-Cap ETF	SCHM
Schwab U.S. Small-Cap ETF	SCHA
Schwab U.S. Dividend Equity ETF	SCHD
The funds issue and redeem shares at their NAV only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
A note to retail investors
Shares can be purchased directly from the funds only in exchange for a basket of securities and/or an amount of cash that is expected to be worth a minimum of a million dollars or more. Most individual investors, therefore, will not be able to purchase shares directly from the funds. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this Prospectus — such as information about purchasing and redeeming shares from the funds and references to transaction fees imposed on purchases and redemptions — is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
Except as explicitly described otherwise, the investment objective, the benchmark index and the investment policies of each of the funds may be changed without shareholder approval.
The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
22About the funds

Fund details
Investment objectives, strategies and risks
Schwab U.S. Broad Market ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large- and mid-cap stocks, for instance — the fund’s performance also will lag those investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not
Fund details 23

correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF’s shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Schwab U.S. Large-Cap ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
24Fund details

Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The index’s performance primarily reflects that of the large-cap segment of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund
Fund details 25

is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF’s shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Schwab U.S. Large-Cap Growth ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The index’s performance primarily reflects that of the large-cap segment of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Growth Investing Risk. The fund emphasizes a “growth” style of investing. The market values of growth stocks may be more volatile than other types of investments. Prices of growth stocks tend to reflect future expectations, and when those expectations are not met or change, share prices generally fall. The returns on “growth” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is
26Fund details

the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF’s shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Schwab U.S. Large-Cap Value ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Fund details 27

Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The index’s performance primarily reflects that of the large-cap segment of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Value Investing Risk. The fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject
28Fund details

to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF's shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Schwab U.S. Mid-Cap ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund invests in mid-sized companies within the U.S. stock market, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market, even though these stocks may go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s performance also will lag those investments. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
At times the segment of the equity markets represented by the index may underperform other market segments. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Because of the way the index is composed, the index may perform differently or worse than an equity index that is based solely on market capitalization.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Mid-Cap Risk. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s mid-cap holdings could reduce performance.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to
Fund details 29

regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF's shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
30Fund details

Schwab U.S. Small-Cap ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large- and mid-cap stocks, for instance — the fund’s performance also will lag those investments.
Sampling Index Tracking Risk. To the extent the fund uses statistical sampling techniques, the fund will not fully replicate the index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the fund uses a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Fund details 31

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF's shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Schwab U.S. Dividend Equity ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100 Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
32Fund details

Large- and Mid-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large- and mid-cap stocks, for instance — the fund’s performance also will lag those investments.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund
Fund details 33

is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF's shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Portfolio holdings
A description of the funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information (“SAI”).
34Fund details

Financial highlights
This section provides further details about each fund's financial history for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), audited these figures. PwC’s full report is included in each fund's annual report (see back cover).
Schwab U.S. Broad Market ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	10/30/09 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	39.79	33.84	29.47	25.11	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.85 [2]	0.80 [2]	0.65 [2]	0.56 [2]	0.42 [2]
Net realized and unrealized gains (losses)	8.93	5.92	4.32	4.32	(0.05)
Total from investment operations	9.78	6.72	4.97	4.88	0.37
Less distributions:
Distributions from net investment income	(0.82)	(0.77)	(0.60)	(0.52)	(0.26)
Net asset value at end of period	48.75	39.79	33.84	29.47	25.11
Total return (%)	24.77	20.12	17.07	19.41	1.42 [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.04	0.04	0.06	0.06	0.07 [4,5]
Net investment income (loss)	1.90	2.15	2.06	1.83	1.92 [4]
Portfolio turnover rate[6]	4	4	5	3	2 [3]
Net assets, end of period ($ x 1,000)	3,654,037	2,182,671	1,072,825	742,651	272,490
[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
[6]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
Financial highlights 35

Schwab U.S. Large-Cap ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	10/30/09 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	39.06	33.49	29.11	24.98	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.83	0.77	0.64	0.53	0.34
Net realized and unrealized gains (losses)	8.92	5.56	4.35	4.13	(0.12)
Total from investment operations	9.75	6.33	4.99	4.66	0.22
Less distributions:
Distributions from net investment income	(0.82)	(0.76)	(0.61)	(0.53)	(0.24)
Net asset value at end of period	47.99	39.06	33.49	29.11	24.98
Total return (%)	25.16	19.17	17.36	18.66	0.83 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.04	0.04	0.08	0.08	0.08 [3]
Net investment income (loss)	1.95	2.18	2.10	1.88	2.01 [3]
Portfolio turnover rate[4]	5	5	4	5	3 [2]
Net assets, end of period ($ x 1,000)	3,191,644	1,781,282	890,808	615,781	273,503
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
36Financial highlights

Schwab U.S. Large-Cap Growth ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	12/9/09 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	39.60	34.05	29.44	24.21	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.55	0.36	0.27	0.15
Net realized and unrealized gains (losses)	10.50	5.52	4.59	5.20	(0.83)
Total from investment operations	11.06	6.07	4.95	5.47	(0.68)
Less distributions:
Distributions from net investment income	(0.55)	(0.52)	(0.34)	(0.24)	(0.11)
Net asset value at end of period	50.11	39.60	34.05	29.44	24.21
Total return (%)	28.11	18.02	16.96	22.57	(2.75) [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.07	0.07	0.13	0.13	0.14 [3,4]
Net investment income (loss)	1.29	1.55	1.17	0.93	0.86 [3]
Portfolio turnover rate[5]	7	11	8	10	6 [2]
Net assets, end of period ($ x 1,000)	1,485,805	827,613	475,062	309,155	108,946
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
[5]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
Financial highlights 37

Schwab U.S. Large-Cap Value ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	12/9/09 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	36.49	31.24	27.34	24.36	25.00
Income (loss) from investment operations:
Net investment income (loss)	1.00	0.93	0.82	0.70	0.47
Net realized and unrealized gains (losses)	7.03	5.24	3.89	2.99	(0.78)
Total from investment operations	8.03	6.17	4.71	3.69	(0.31)
Less distributions:
Distributions from net investment income	(0.98)	(0.92)	(0.81)	(0.71)	(0.33)
Net asset value at end of period	43.54	36.49	31.24	27.34	24.36
Total return (%)	22.25	20.06	17.53	15.12	(1.29) [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.07	0.07	0.13	0.13	0.14 [3,4]
Net investment income (loss)	2.54	2.73	2.89	2.68	2.98 [3]
Portfolio turnover rate[5]	9	9	8	7	5 [2]
Net assets, end of period ($ x 1,000)	1,162,576	700,693	385,791	241,994	84,052
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
[5]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
38Financial highlights

Schwab U.S. Mid-Cap ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	1/12/11 [1]– 8/31/11
Per-Share Data ($)
Net asset value at beginning of period	32.94	26.56	23.75	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.56	0.51	0.37	0.18
Net realized and unrealized gains (losses)	7.62	6.40	2.77	(1.29)
Total from investment operations	8.18	6.91	3.14	(1.11)
Less distributions:
Distributions from net investment income	(0.56)	(0.53)	(0.33)	(0.14)
Net asset value at end of period	40.56	32.94	26.56	23.75
Total return (%)	24.97	26.27	13.32	(4.49) [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.07	0.07	0.13	0.13 [3]
Net investment income (loss)	1.53	1.70	1.53	1.18 [3]
Portfolio turnover rate[4]	9	25	19	9 [2]
Net assets, end of period ($ x 1,000)	1,190,517	611,081	205,840	79,550
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
Financial highlights 39

Schwab U.S. Small-Cap ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	10/30/09 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	45.71	36.55	32.34	26.48	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.73	0.74	0.49	0.39	0.23
Net realized and unrealized gains (losses)	8.84	9.18	4.16	5.86	1.45 [2]
Total from investment operations	9.57	9.92	4.65	6.25	1.68
Less distributions:
Distributions from net investment income	(0.75)	(0.76)	(0.44)	(0.39)	(0.20)
Net asset value at end of period	54.53	45.71	36.55	32.34	26.48
Total return (%)	21.01	27.47	14.52	23.55	6.67 [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.08	0.09 [4]	0.13	0.13	0.14 [5,6]
Net investment income (loss)	1.41	1.74	1.44	1.17	1.05 [5]
Portfolio turnover rate[7]	13	22	12	11	8 [3]
Net assets, end of period ($ x 1,000)	2,104,717	1,446,857	641,516	462,523	193,310
[1]	Commencement of operations.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[3]	Not annualized.
[4]	Effective September 20, 2012, the annual operating expense ratio was reduced to 0.10%. On March 11, 2013, the rate was further reduced to 0.08%. The ratio presented for the period ended 8/31/13 is a blended ratio.
[5]	Annualized.
[6]	Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
[7]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
40Financial highlights

Schwab U.S. Dividend Equity ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	10/19/11 [1]– 8/31/12
Per-Share Data ($)
Net asset value at beginning of period	33.00	28.58	25.00
Income (loss) from investment operations:
Net investment income (loss)	1.04	0.91	0.62
Net realized and unrealized gains (losses)	5.86	4.40	3.43
Total from investment operations	6.90	5.31	4.05
Less distributions:
Distributions from net investment income	(1.00)	(0.89)	(0.47)
Net asset value at end of period	38.90	33.00	28.58
Total return (%)	21.15	18.93	16.31 [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.07	0.07	0.17 [3]
Net investment income (loss)	3.01	3.09	3.19 [3]
Portfolio turnover rate[4]	26	13	17 [2]
Net assets, end of period ($ x 1,000)	2,075,331	1,141,690	504,464
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
Financial highlights 41

Fund management
The investment adviser for the Schwab U.S. Equity ETFs is Charles Schwab Investment Management, Inc. (“CSIM”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and as of November 30, 2014, managed approximately $262.7 billion in assets.
As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from the funds, expressed as a percentage of each fund's average daily net assets.
Schwab U.S. Broad Market ETF	0.04%
Schwab U.S. Large-Cap ETF	0.04%
Schwab U.S. Large-Cap Growth ETF	0.07%
Schwab U.S. Large-Cap Value ETF	0.07%
Schwab U.S. Mid-Cap ETF	0.07%
Schwab U.S. Small-Cap ETF	0.08%
Schwab U.S. Dividend Equity ETF	0.07%
A discussion regarding the basis for the Board of Trustees’ approval of the funds' investment advisory agreements is available in the funds' 2014 semi-annual report, which covers the period from September 1, 2013 through February 28, 2014.
Pursuant to the Investment Advisory Agreement between the Adviser and the trust, on behalf of each fund, the Adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses.
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management & supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the SAI.
Distributor. The funds' Distributor is SEI Investments Distribution Co. The Distributor, located at 1 Freedom Valley Drive, Oaks, PA 19456, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). The Distributor distributes Creation Units for the funds and does not maintain a secondary market in shares of the funds.
42Fund management

Investing in the funds
On the following pages, you will find information on buying and selling shares. Most investors will invest in the funds through an intermediary by placing orders through their brokerage account at Charles Schwab & Co., Inc. (“Schwab”) or an account with another broker/dealer or other intermediary. Authorized Participants (as defined in “Purchase and redemption of creation units,” below) may invest directly in the funds by placing orders for Creation Units through the funds' Distributor (direct orders). Helpful information on taxes is included as well.
Shares of the funds trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker most investors will incur customary brokerage commissions and charges. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price.
Shares of the funds trade under the following trading symbols:
Schwab U.S. Broad Market ETF	SCHB
Schwab U.S. Large-Cap ETF	SCHX
Schwab U.S. Large-Cap Growth ETF	SCHG
Schwab U.S. Large-Cap Value ETF	SCHV
Schwab U.S. Mid-Cap ETF	SCHM
Schwab U.S. Small-Cap ETF	SCHA
Schwab U.S. Dividend Equity ETF	SCHD
Shares of the funds may be acquired or redeemed directly from the funds only in Creation Units or multiples thereof, as discussed in the “Creation and redemption” section below. Once created, shares of the funds trade in the secondary market in amounts less than a Creation Unit. The funds do not impose any minimum investment for shares of the funds purchased on an exchange or in the secondary market. Except when aggregated in Creation Units, shares are not redeemable by the funds.
Share trading prices
As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more (a premium) or less (a discount) than the NAV of such shares.
The approximate value of shares of the funds are disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the funds are listed or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the funds. The funds and Adviser are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.
Premium/discount information
Information showing the number of days the market price of a fund's shares was greater than the fund's NAV per share (i.e., at a premium) and the number of days it was less than the fund's NAV per share (i.e., at a discount) for various time periods is available by visiting the funds' website www.schwabetfs.com.
Determination of net asset value
The NAV of a fund's shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading (each, a “Business Day”). NAV per share is calculated by dividing a fund's net assets by the number of the fund’s shares outstanding.
In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees (described below).
The funds' Board of Trustees has adopted procedures, which include fair value methodologies, to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, the funds may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities whose prices may have been affected by events occurring after the close of
Investing in the funds 43

trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. The funds' fair value methodologies seek to ensure that the prices at which the funds' shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Generally, when fair valuing a security, the funds will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and specific market conditions and the specific facts giving rise to the need to fair value the security. The funds make fair value determinations in good faith and in accordance with the fair value methodologies included in the Board adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the funds could obtain the fair value assigned to the security upon the sale of such security.
Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from the funds in Creation Units. Fund shares that are purchased or sold on a national securities exchange will be effected at prevailing market prices, which may be higher or lower than NAV, and may be subject to brokerage commissions and charges. As described below, purchases and redemptions of Creation Units will be priced at the NAV next determined after receipt of the purchase or redemption order.
Purchase and redemption of creation units
Creation and redemption
The shares that trade in the secondary market are “created” at NAV. The funds issue and redeem shares only in Creation Units, which are large blocks of shares, typically 50,000 shares or more depending on the fund. Only institutional investors, who have entered into an authorized participant agreement (known as “Authorized Participants”), may purchase or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specified basket of securities approximating the holdings of the funds and/or a designated amount of cash. Each Business Day, prior to the opening of trading, the funds publish the specific securities and designated amount of cash included in that day’s basket for the funds through the National Securities Clearing Corporation (“NSCC”) or other method of public dissemination. The funds reserve the right to accept or pay out a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day and are also subject to acceptance by the funds and the Distributor.
Creations and redemptions must be made by an Authorized Participant or through a firm that is either a member of the Continuous Net Settlement System of the NSCC or a Depository Trust Company participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units is included in the funds' SAI.
Authorized participants and the continuous offering of shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the funds, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.
Creation and redemption transaction fees for creation units
The funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The creation and redemption transaction fees applicable to the funds are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. Purchasers and redeemers of Creation Units for cash will be subject to an additional variable charge up to the maximum amount shown in the table below. This additional variable charge will offset the transaction costs to the funds of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the funds. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the funds.
44Investing in the funds

The following table shows, as of December 1, 2014, the approximate value of one Creation Unit of each fund, including the standard and maximum additional creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from the funds. Retail investors who purchase shares through their brokerage account will not pay these fees. Investors who use the services of a broker or other such intermediary may pay fees for such services.
Name of Fund	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee*	Maximum Additional Redemption Transaction Fee*
Schwab U.S. Broad Market ETF	$2,481,251	$1,500	3.0%	2.0%
Schwab U.S. Large-Cap ETF	$2,453,102	$500	3.0%	2.0%
Schwab U.S. Large-Cap Growth ETF	$2,578,987	$500	3.0%	2.0%
Schwab U.S. Large-Cap Value ETF	$2,210,973	$500	3.0%	2.0%
Schwab U.S. Mid-Cap ETF	$2,005,287	$500	3.0%	2.0%
Schwab U.S. Small-Cap ETF	$2,675,532	$1,500	3.0%	2.0%
Schwab U.S. Dividend Equity ETF	$2,017,640	$250	3.0%	2.0%
*As a percentage of total amount invested or redeemed.
Transaction policies
Policy regarding short-term or excessive trading. The funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units. However, because the funds are ETFs, only Authorized Participants are authorized to purchase and redeem shares directly with the funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the funds accommodate frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The funds reserve the right to reject any purchase order at any time.
The funds reserve the right to impose restrictions on disruptive, excessive, or short-term trading. Such trading is defined by the funds as purchases and sales of fund shares in amounts and frequency determined by the funds to be significant and in a pattern of activity that can potentially be detrimental to the funds and their shareholders, such as by diluting the value of the shareholders’ holdings, increasing fund transaction costs, disrupting portfolio management strategy, incurring unwanted taxable gains, or forcing funds to hold excess levels of cash. The funds may reject purchase or redemption orders in such instances. The funds also impose a transaction fee on Creation Unit transactions that is designed to offset the funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Units. Although the funds have adopted policies and procedures designed to discourage disruptive, excessive or short-term trading, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities or eliminate the risks associated with such activities. In addition, the decisions to restrict trading are inherently subjective and involve judgment in their application. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Investments by Registered Investment Companies. Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the funds. Registered investment companies are permitted to invest in the funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Schwab Strategic Trust, including that such investment companies enter into an agreement with the funds.
Distributions and taxes
Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Dividends from net investment income, if any, are generally declared and paid quarterly by each fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, although the funds may do so more frequently as determined by the Board of Trustees. Each fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the funds are distributed on a pro rata basis to beneficial owners of such shares. During the fourth quarter of the year, typically in early November, an estimate of the funds’ year-end distribution, if any, may be made available on the funds’ website www.schwabetfs.com.
Investing in the funds 45

Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to long-term capital gains and qualified dividend income is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. However, it is not expected that any of the funds’ distributions will be eligible to be treated as qualified dividend income subject to the reduced rates. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale of your shares is a taxable event. A sale of your shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions the funds paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution. You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a fund to enable the fund to determine whether withholding is required.
Taxes on creation and redemption of creation units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units should consult a tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the funds’ shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
Additional information
Index provider
S&P Dow Jones Indices LLC (“S&P Dow Jones Indices”) is a full service index provider that develops, maintains, and licenses indices for use as benchmarks and as the basis of investment products. CSIM has entered into a license agreement with S&P Dow Jones Indices or its
46Investing in the funds

affiliates to use the Indices (as defined below). Fees payable under the license agreement are paid by CSIM. S&P Dow Jones Indices and its affiliates have no obligation to continue to provide the Indices to CSIM beyond the term of the license agreement.
Disclaimers
Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and Dow Jones U.S. Broad Stock Market Index, Dow Jones U.S. Large-Cap Total Stock Market Index, Dow Jones U.S. Large-Cap Growth Total Stock Market Index, Dow Jones U.S. Large-Cap Value Total Stock Market Index, Dow Jones U.S. Mid-Cap Total Stock Market Index, Dow Jones U.S. Small-Cap Total Stock Market Index, and Dow Jones U.S. Dividend 100TM Index are trademarks of S&P Dow Jones Indices LLC (“S&P Dow Jones Indices”) and/or its affiliates. The Dow Jones U.S. Broad Stock Market Index, Dow Jones U.S. Large-Cap Total Stock Market Index, Dow Jones U.S. Large-Cap Growth Total Stock Market Index, Dow Jones U.S. Large-Cap Value Total Stock Market Index, Dow Jones U.S. Mid-Cap Total Stock Market Index, Dow Jones U.S. Small-Cap Total Stock Market Index, and Dow Jones U.S. Dividend 100TM Index (the “Indices”) are products of S&P Dow Jones Indices, and have been licensed for use by CSIM. “Schwab U.S. Broad Market ETFTM”, “Schwab U.S. Large-Cap ETFTM”, “Schwab U.S. Large-Cap Growth ETFTM”, “Schwab U.S. Large-Cap Value ETFTM”, “Schwab U.S. Mid-Cap ETFTM”, “Schwab U.S. Small-Cap ETFTM”, and “Schwab U.S. Dividend Equity ETFTM” are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, Dow Jones, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices Entities’ only relationship to CSIM with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices Entities. The Indices are determined, composed and calculated by S&P Dow Jones Indices Entities without regard to CSIM or the funds. S&P Dow Jones Indices have no obligation to take the needs of CSIM or Fund shareholders into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices and its subsidiaries are not investment advisors. Inclusion of a security within the Indices is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CSIM, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES ENTITIES AND CSIM, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES ENTITIES.
Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of a fund to track the total return performance of its underlying index or the ability of the underlying index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value; the current value of the portfolio of securities required to be deposited to the funds; the amount of any dividend equivalent payment or cash distribution to holders of shares of the funds; net asset value; or other information relating to the creation, redemption or trading of shares of the funds, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data
Investing in the funds 47

included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the funds or any underlying index or data included therein.
The funds and CSIM do not guarantee the accuracy and/or the completeness of the indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. The funds and CSIM make no warranty, express or implied, as to results to be obtained by the funds, or any other person or entity from the use of the indexes or any data included therein. The funds and CSIM make no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein, without limiting any of the foregoing, in no event shall the funds and CSIM have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.
48Investing in the funds

Notes

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' manager(s), about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab ETFs at 1-800-435-4000. In addition, you may visit Schwab ETFs website at www.schwabetfs.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Number
Schwab Strategic Trust	811-22311
REG51682FLT-07
Schwab U.S. Equity ETFs
Prospectus
December 29, 2014

Schwab International Equity ETFs
Prospectus
December 29, 2014
• Schwab International Equity ETF™	SCHF
• Schwab International Small-Cap Equity ETF™	SCHC
• Schwab Emerging Markets Equity ETF™	SCHE
Principal U.S. Listing Exchange: NYSE Arca, Inc.
As with all exchange-traded funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab International Equity ETFs

Schwab International Equity ETF™
Ticker Symbol:	SCHF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.08
Other expenses	None
Total annual fund operating expenses	0.08
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$8	$26	$45	$103
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the FTSE Developed ex US Index1. The index is comprised of large and mid capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large and mid capitalization universe as approximately the top 90% of the eligible universe. As of August 31, 2014, the index was composed of 1,430 stocks in 26 developed market countries.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks, including depositary receipts representing securities of the index; such depository receipts may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. The fund does not hedge its exposure to foreign currencies.
Because it may not be possible or practicable to purchase all of the stocks in the index, the Adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index
Schwab International Equity ETF™ 1

as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, country weightings, capitalization, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
2Schwab International Equity ETF™

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 16.22% Q3 2010
Worst Quarter: (19.68%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: (0.70%)
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 11/03/09
Before taxes	20.03%	8.43%
After taxes on distributions	19.46%	8.07%
After taxes on distributions and sale of shares	11.90%	6.77%
Comparative Index (reflects no deduction for expenses or taxes)
FTSE Developed ex US Index (Net)	20.06%	8.56%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2009.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership — “FTSE” is a trademark of the London Stock Exchange Group companies (“LSEG”) and is used by the fund under license. The Schwab International Equity ETF is not sponsored, endorsed, sold or promoted by LSEG and LSEG does not make any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the Adviser.
Schwab International Equity ETF™ 3

Schwab International Small-Cap Equity ETF™
Ticker Symbol:	SCHC
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.19
Other expenses	None
Total annual fund operating expenses	0.19
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$19	$61	$107	$243
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the FTSE Developed Small Cap ex US Liquid Index1. The index is comprised of small capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. As of August 31, 2014, the index was composed of 1,922 stocks in 25 developed market countries.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks, including depositary receipts representing securities of the index; such depository receipts may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index. The fund generally expects that its country weightings will be similar to those of the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. The fund does not hedge its exposure to foreign currencies.
Because it may not be possible or practicable to purchase all of the stocks in the index, the Adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, country weightings, capitalization, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but
4Schwab International Small-Cap Equity ETF™

reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large- and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Schwab International Small-Cap Equity ETF™ 5

For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 14.28% Q3 2013
Worst Quarter: (20.93%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: (1.17%)
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 1/14/10
Before taxes	21.91%	9.25%
After taxes on distributions	20.85%	8.53%
After taxes on distributions and sale of shares	12.81%	7.18%
Comparative Index (reflects no deduction for expenses or taxes)
FTSE Developed Small Cap ex US Liquid Index (Net)	22.62%	9.52%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2010.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership — “FTSE” is a trademark of the London Stock Exchange Group companies (“LSEG”) and is used by the fund under license. The Schwab International Small-Cap Equity ETF is not sponsored, endorsed, sold or promoted by LSEG and LSEG does not make any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the Adviser.
6Schwab International Small-Cap Equity ETF™

Schwab Emerging Markets Equity ETF™
Ticker Symbol:	SCHE
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.14
Other expenses	None
Total annual fund operating expenses	0.14
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$14	$45	$79	$179
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the FTSE Emerging Index1. The index is comprised of large and mid capitalization companies in emerging market countries, as defined by the index provider. The index defines the large and mid capitalization universe as approximately the top 90% of the eligible universe. As of August 31, 2014, the index was composed of 891 stocks in 21 emerging market countries.
It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets in these stocks, including depositary receipts representing securities of the index; such depository receipts may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the index in anticipation of their removal from the index, or buy securities that are not yet represented in the index in anticipation of their addition to the index.
Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in its index. The principal types of these investments include those that the Adviser believes will help the fund track the index, such as investments in (a) securities that are not represented in the index but the Adviser anticipates will be added to the index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index. The fund does not hedge its exposure to foreign currencies.
Because it may not be possible or practicable to purchase all of the stocks in the index, the Adviser seeks to track the total return of the index by using statistical sampling techniques. These techniques involve investing in a limited number of index securities which, when taken together, are expected to perform similarly to the index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, country weightings, capitalization, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective.
Schwab Emerging Markets Equity ETF™ 7

The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that its index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Adviser seeks to achieve, over time, a correlation between the fund’s performance and that of its index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the index. A number of factors may affect the fund’s ability to achieve a high correlation with its index, including the degree to which the fund utilizes a sampling technique. The correlation between the performance of the fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include ADRs, GDRs, and EDRs, which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market
8Schwab Emerging Markets Equity ETF™

prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabetfs.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 13.21% Q1 2012
Worst Quarter: (21.85%) Q3 2011
Year-to-date performance (before taxes) as of 9/30/14: 4.66%
Average annual total returns (%) as of 12/31/13
	1 Year	Since Inception 1/14/10
Before taxes	(3.83%)	1.34%
After taxes on distributions	(4.35%)	1.06%
After taxes on distributions and sale of shares	(1.63%)	1.22%
Comparative Index (reflects no deduction for expenses or taxes)
FTSE Emerging Index (Net)	(3.79%)	1.68%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2010.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2010.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2012.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
1	Index ownership — “FTSE” is a trademark of the London Stock Exchange Group companies (“LSEG”) and is used by the fund under license. The Schwab Emerging Markets Equity ETF is not sponsored, endorsed, sold or promoted by LSEG and LSEG does do not make any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the Adviser.
Schwab Emerging Markets Equity ETF™ 9

About the funds
The funds described in this Prospectus are advised by Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”). Each of the funds is an “exchange-traded fund” (“ETF”). ETFs are funds that trade like other publicly-traded securities. The funds in this prospectus are index funds and are designed to track the total return of an index. Because the composition of an index tends to be comparatively stable, most index funds historically have shown low portfolio turnover compared to actively managed funds.
This strategy distinguishes an index fund from an “actively managed” fund. Instead of choosing investments for the fund based on portfolio management’s judgment, an index is used to determine which securities the fund should own.
Unlike shares of a mutual fund, shares of the funds are listed on a national securities exchange and trade at market prices that change throughout the day. The market price for each of the fund’s shares may be different from its net asset value per share or NAV. The funds have their own CUSIP numbers and trade on the NYSE Arca, Inc. under the following tickers:
Schwab International Equity ETF	SCHF
Schwab International Small-Cap Equity ETF	SCHC
Schwab Emerging Markets Equity ETF	SCHE
The funds issue and redeem shares at their NAV only in large blocks of shares, typically 100,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
A note to retail investors
Shares can be purchased directly from the funds only in exchange for a basket of securities and/or an amount of cash that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase shares directly from the funds. Instead, these investors will purchase shares in the secondary market through a brokerage account or with the assistance of a broker. Thus, some of the information contained in this Prospectus — such as information about purchasing and redeeming shares from the funds and references to transaction fees imposed on purchases and redemptions — is not relevant to most individual investors. Shares purchased or sold through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
Except as explicitly described otherwise, the investment objective, the benchmark index and the investment policies of each of the funds may be changed without shareholder approval.
The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
10About the funds

Fund details
Investment objectives, strategies and risks
Schwab International Equity ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large- and mid-cap stocks. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign issuers may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that these currencies will decline in value relative to the U.S. resulting in the dollar value of the fund’s investment being adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if the fund is unable to deliver or receive currency or monies in settlement of obligations.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include
Fund details 11

EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be
12Fund details

times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF’s shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Schwab International Small-Cap Equity ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large- and mid-cap stocks, for instance — the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign issuers may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that these currencies will decline in value relative to the U.S. resulting in the dollar value of the fund’s investment being adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate
Fund details 13

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if the fund is unable to deliver or receive currency or monies in settlement of obligations.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
14Fund details

Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF’s shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Schwab Emerging Markets Equity ETF
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index. The fund’s investment objective is not fundamental and therefore may be changed by the fund’s Board of Trustees without shareholder approval.
More about the fund’s principal investment risks
The fund is subject to risks, any of which could cause an investor to lose money.
Market Risk. Equity markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Although the index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large- and mid-cap stocks. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — bonds or small-cap stocks, for instance — the fund’s performance also will lag those investments.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign issuers may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, the fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. These risks may be heightened in connection with investments in emerging markets. To the
Fund details 15

extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that these currencies will decline in value relative to the U.S. resulting in the dollar value of the fund’s investment being adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the fund if the fund is unable to deliver or receive currency or monies in settlement of obligations.
Depositary Receipt Risk. Foreign securities also include ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Foreign securities also include GDRs, which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. In addition, foreign securities include EDRs, which are similar to GDRs, but are shares of foreign-based corporations generally issued by European banks that trade on exchanges outside of the bank’s home country. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the Adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the equity securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, the fund may not invest in certain securities in its benchmark index, match the securities’ weighting to the benchmark, or the fund may invest in securities not in the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error. The fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of the fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
Derivatives Risk. The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell a
16Fund details

security at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The fund will also bear the risk of any decline in value of securities acquired with cash collateral. The fund may pay lending fees to a party arranging the loan.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares. Trading of shares of the fund on a stock exchange may be halted if exchange officials deem such action appropriate, if the fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the fund’s shares are delisted, the fund may seek to list its shares on another market, merge with another ETF, or redeem its shares at NAV.
Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market.
The market price of fund shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the fund shares. The bid/ask spread on ETF shares varies over time and is generally larger when the ETF’s shares have little trading volume or market liquidity. In addition, in times of severe market disruption, the bid/ask spread can increase significantly. At those times, fund shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of shares is falling fastest, which may be the time that you most want to sell your shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Portfolio holdings
A description of the funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information (“SAI”).
Fund details 17

Financial highlights
This section provides further details about each fund's financial history for the past five years or, if shorter, for its period of operations. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in a fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), audited these figures. PwC’s full report is included in each fund's annual report (see back cover).
Schwab International Equity ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	10/30/09 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	28.32	24.96	25.99	23.82	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.88	0.66	0.76	0.68	0.38
Net realized and unrealized gains (losses)	3.87	3.42	(1.04)	1.96 [2]	(1.52)
Total from investment operations	4.75	4.08	(0.28)	2.64	(1.14)
Less distributions:
Distributions from net investment income	(0.70)	(0.72)	(0.75)	(0.47)	(0.04)
Net asset value at end of period	32.37	28.32	24.96	25.99	23.82
Total return (%)	16.90	16.55	(0.75)	11.04	(4.57) [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.09 [4]	0.09	0.13	0.13	0.14 [5,6]
Net investment income (loss)	3.44	3.03	3.40	3.10	2.94 [5]
Portfolio turnover rate[7]	7	9	8	6	6 [3]
Net assets, end of period ($ x 1,000)	2,654,016	1,464,105	768,666	634,208	285,869
[1]	Commencement of operations.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[3]	Not annualized.
[4]	Effective April 18, 2014, the annual operating expense ratio was reduced to 0.08%. The ratio presented for period ended 8/31/14 is a blended ratio.
[5]	Annualized.
[6]	Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
[7]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
18Financial highlights

Schwab International Small-Cap Equity ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	1/13/10 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	28.61	24.94	27.48	23.54	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.71	0.76	0.67	0.72	0.21
Net realized and unrealized gains (losses)	4.90	3.72	(2.39)	3.88	(1.67)
Total from investment operations	5.61	4.48	(1.72)	4.60	(1.46)
Less distributions:
Distributions from net investment income	(0.90)	(0.81)	(0.82)	(0.66)	—
Net asset value at end of period	33.32	28.61	24.94	27.48	23.54
Total return (%)	19.84	18.23	(5.91)	19.52	(5.84) [2]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.19	0.21 [3]	0.35	0.35	0.35 [4]
Net investment income (loss)	2.21	2.86	2.65	2.46	2.18 [4]
Portfolio turnover rate[5]	16	20	25	18	7 [2]
Net assets, end of period ($ x 1,000)	403,229	280,422	159,610	162,139	58,848
[1]	Commencement of operations.
[2]	Not annualized.
[3]	Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/13 is a blended ratio.
[4]	Annualized.
[5]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
Financial highlights 19

Schwab Emerging Markets Equity ETF
	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12	9/1/10– 8/31/11	1/13/10 [1]– 8/31/10
Per-Share Data ($)
Net asset value at beginning of period	22.94	23.65	26.10	24.30	25.00
Income (loss) from investment operations:
Net investment income (loss)	0.63	0.50	0.63	0.62	0.27
Net realized and unrealized gains (losses)	4.40	(0.65)	(2.51)	1.41 [2]	(0.97)
Total from investment operations	5.03	(0.15)	(1.88)	2.03	(0.70)
Less distributions:
Distributions from net investment income	(0.63)	(0.56)	(0.57)	(0.23)	—
Net asset value at end of period	27.34	22.94	23.65	26.10	24.30
Total return (%)	22.31	(0.89)	(7.04)	8.31	(2.80) [3]
Ratios/Supplemental Data (%)
Ratios to average net assets:
Total expenses	0.14	0.15	0.25	0.25	0.30 [4,5]
Net investment income (loss)	2.89	2.63	2.96	2.78	2.94 [4]
Portfolio turnover rate[6]	9	15	9	9	23 [3]
Net assets, end of period ($ x 1,000)	1,273,840	811,915	515,595	396,661	148,222
[1]	Commencement of operations.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective June 14, 2010, the annual operating expense ratio was reduced. The ratio presented for period ended 8/31/10 is a blended ratio.
[6]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
20Financial highlights

Fund management
The investment adviser for the Schwab International Equity ETFs is Charles Schwab Investment Management, Inc. (“CSIM”), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and as of November 30, 2014, managed approximately $262.7 billion in assets.
As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from the funds, expressed as a percentage of each fund's average daily net assets.
Schwab International Equity ETF	0.08%
Schwab International Small-Cap Equity ETF	0.19%
Schwab Emerging Markets Equity ETF	0.14%
A discussion regarding the basis for the Board of Trustees’ approval of the funds' investment advisory agreements is available in the funds' 2014 semi-annual report, which covers the period from September 1, 2013 through February 28, 2014.
Pursuant to the Investment Advisory Agreement between the Adviser and the trust, on behalf of each fund, the Adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses.
Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.
Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management & supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the SAI.
Distributor. The funds' Distributor is SEI Investments Distribution Co. The Distributor, located at 1 Freedom Valley Drive, Oaks, PA 19456, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). The Distributor distributes Creation Units for the funds and does not maintain a secondary market in shares of the funds.
Fund management 21

Investing in the funds
On the following pages, you will find information on buying and selling shares. Most investors will invest in the funds through an intermediary by placing orders through their brokerage account at Charles Schwab & Co., Inc. (“Schwab”) or an account with another broker/dealer or other intermediary. Authorized Participants (as defined in “Purchase and redemption of creation units,” below) may invest directly in the funds by placing orders for Creation Units through the funds' Distributor (direct orders). Helpful information on taxes is included as well.
Shares of the funds trade on national securities exchanges and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker most investors will incur customary brokerage commissions and charges. In addition, you may incur the cost of the “spread” — that is, any difference between the bid price and the ask price.
Shares of the funds trade under the following trading symbols:
Schwab International Equity ETF	SCHF
Schwab International Small-Cap Equity ETF	SCHC
Schwab Emerging Markets Equity ETF	SCHE
Shares of the funds may be acquired or redeemed directly from the funds only in Creation Units or multiples thereof; as discussed in the “Creation and redemption” section below. Once created, shares of the funds trade in the secondary market in amounts less than a Creation Unit. The funds do not impose any minimum investment for shares of the funds purchased on an exchange or in the secondary market. Except when aggregated in Creation Units, shares are not redeemable by the funds.
Share trading prices
As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more (a premium) or less (a discount) than the NAV of such shares.
The approximate value of shares of the funds are disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the funds are listed or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the funds. The funds and Adviser are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.
Premium/discount information
Information showing the number of days the market price of a fund's shares was greater than the fund's NAV per share (i.e., at a premium) and the number of days it was less than the fund's NAV per share (i.e., at a discount) for various time periods is available by visiting the funds' website www.schwabetfs.com.
Determination of net asset value
The NAV of a fund's shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading (each, a “Business Day”). NAV per share is calculated by dividing a fund's net assets by the number of the fund’s shares outstanding.
In valuing their securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees (described below).
The funds' Board of Trustees has adopted procedures, which include fair value methodologies, to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, the funds may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. The funds' fair value methodologies seek to ensure that the prices at which the funds' shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. Generally, when fair valuing a security, the funds will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and specific market
22Investing in the funds

conditions and the specific facts giving rise to the need to fair value the security. The funds make fair value determinations in good faith and in accordance with the fair value methodologies included in the Board adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the funds could obtain the fair value assigned to the security upon the sale of such security.
Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of the funds' portfolios may change on days when it is not possible to buy or sell shares of the funds.
Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from the funds in Creation Units. Fund shares that are purchased or sold on a national securities exchange will be effected at prevailing market prices, which may be higher or lower than NAV, and may be subject to brokerage commissions and charges. As described below, purchases and redemptions of Creation Units will be priced at the NAV next determined after receipt of the purchase or redemption order.
Purchase and redemption of creation units
Creation and redemption
The shares that trade in the secondary market are “created” at NAV. The funds issue and redeem shares only in Creation Units, which are large blocks of shares, typically 100,000 shares or more depending on the fund. Only institutional investors, who have entered into an authorized participant agreement (known as “Authorized Participants”), may purchase or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specified basket of securities approximating the holdings of the funds and/or a designated amount of cash. Each Business Day, prior to the opening of trading, the funds publish the specific securities and designated amount of cash included in that day’s basket for the funds through the National Securities Clearing Corporation (“NSCC”) or other method of public dissemination. The funds reserve the right to accept or pay out a basket of securities or cash that differs from the published basket. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received and deemed acceptable by the Distributor. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day and are also subject to acceptance by the funds and the Distributor.
Creations and redemptions must be made by an Authorized Participant or through a firm that is either a member of the Continuous Net Settlement System of the NSCC or a Depository Trust Company participant, and in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units is included in the funds' SAI.
Authorized participants and the continuous offering of shares
Because new shares may be created and issued on an ongoing basis, at any point during the life of the funds, a “distribution,” as such term is used in the Securities Act of 1933 (“Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in them being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act. Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national securities exchange.
Creation and redemption transaction fees for creation units
The funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The creation and redemption transaction fees applicable to the funds are listed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed that day. Purchasers and redeemers of Creation Units for cash will be subject to an additional variable charge up to the maximum amount shown in the table below. This additional variable charge will offset the transaction costs to the funds of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the funds. From time to time, the Adviser may cover the cost of any transaction fees when believed to be in the best interests of the funds.
The following table shows, as of December 1, 2014, the approximate value of one Creation Unit of each fund, including the standard and maximum additional creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from
Investing in the funds 23

the funds. Retail investors who purchase shares through their brokerage account will not pay these fees. Investors who use the services of a broker or other such intermediary may pay fees for such services.
Name of Fund	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee*	Maximum Additional Redemption Transaction Fee*
Schwab International Equity ETF	$3,076,553	$15,000	3.0%	2.0%
Schwab International Small-Cap Equity ETF	$2,985,517	$15,000	3.0%	2.0%
Schwab Emerging Markets Equity ETF	$2,523,602	$6,000	3.0%	2.0%
* As a percentage of total amount invested or redeemed
Transaction policies
Policy regarding short-term or excessive trading. The funds have adopted policies and procedures with respect to frequent purchases and redemptions of Creation Units. However, because the funds are ETFs, only Authorized Participants are authorized to purchase and redeem shares directly with the funds. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the funds accommodate frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase index tracking error and portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The funds reserve the right to reject any purchase order at any time.
The funds reserve the right to impose restrictions on disruptive, excessive, or short-term trading. Such trading is defined by the funds as purchases and sales of fund shares in amounts and frequency determined by the funds to be significant and in a pattern of activity that can potentially be detrimental to the funds and their shareholders, such as by diluting the value of the shareholders’ holdings, increasing fund transaction costs, disrupting portfolio management strategy, incurring unwanted taxable gains, or forcing funds to hold excess levels of cash. The funds may reject purchase or redemption orders in such instances. The funds also impose a transaction fee on Creation Unit transactions that is designed to offset the funds' transfer and other transaction costs associated with the issuance and redemption of the Creation Units. Although the funds have adopted policies and procedures designed to discourage disruptive, excessive or short-term trading, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities or eliminate the risks associated with such activities. In addition, the decisions to restrict trading are inherently subjective and involve judgment in their application. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance their effectiveness.
Investments by Registered Investment Companies. Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by registered investment companies in the securities of other investment companies, including shares of the funds. Registered investment companies are permitted to invest in the funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Schwab Strategic Trust, including that such investment companies enter into an agreement with the funds.
Distributions and taxes
Any investment in the funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Distributions of net investment income and net realized capital gains, if any, generally are declared and paid once a year, although the funds may do so more frequently as determined by the Board of Trustees. Each fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the funds are distributed on a pro rata basis to beneficial owners of such shares. During the fourth quarter of the year, typically in early November, an estimate of the funds’ year-end distribution, if any, may be made available on the funds’ website www.schwabetfs.com.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to long-term capital gains and qualified dividend income is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. However, it is not expected that any of the funds’ distributions will be eligible to be treated as qualified dividend income subject to the reduced rates. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
24Investing in the funds

Generally, any sale of your shares is a taxable event. A sale of your shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
At the beginning of every year, the funds provide shareholders with information detailing the tax status of any distributions the funds paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution. You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
Shareholders in the funds may have additional tax considerations as a result of foreign tax payments made by the funds. Typically, these payments will reduce the funds’ dividends but, if eligible, a fund may elect for these payments to be included in your taxable income. In such event, you may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a fund, as discussed in more detail in the SAI. Furthermore, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a fund to enable the fund to determine whether withholding is required.
Taxes on creation and redemption of creation units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the cash component paid. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities and the amount of cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units should consult a tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the funds’ shares (or securities surrendered) have been held for more than one year and as short-term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
Additional information
Index provider
FTSE International Limited (“FTSE”) is an independent company whose sole business is the creation and management of indexes and associated data services. FTSE calculates more than 60,000 indexes daily, including more than 600 real-time indexes. “FTSE™” is a trademark owned by the London Stock Exchange Group companies (“LSEG”) and is used by FTSE under license. FTSE is not affiliated with the funds, CSIM, the Distributor or any of their respective affiliates.
Investing in the funds 25

CSIM has entered into a license agreement with FTSE to use the FTSE Developed ex US Index, FTSE Emerging Index and FTSE Developed Small Cap ex US Liquid Index (the “Indexes”). Fees payable under the license agreement are paid by CSIM. FTSE has no obligation to continue to provide the Indexes to CSIM beyond the term of the license agreement.
Disclaimers
The funds are not in any way sponsored, endorsed, sold or promoted by FTSE or by LSEG (together the “Licensor Parties”) and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indexes and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Licensor Parties make no representation or warranty, express or implied, to the owners of shares of the funds or any member of the public regarding the advisability of trading in the funds. The Indexes are compiled and calculated by FTSE. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indexes and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. FTSE®, FT-SE®, Footsie®, FTSE4Good® and techMARK® are trademarks of the Exchange and FT and are used by FTSE under license. All-World®, All-Share® and All-Small® are trademarks of FTSE.
Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of a fund to track the total return performance of its underlying index or the ability of the underlying index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of any underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value; the current value of the portfolio of securities required to be deposited to the funds; the amount of any dividend equivalent payment or cash distribution to holders of shares of the funds; net asset value; or other information relating to the creation, redemption or trading of shares of the funds, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the funds or any underlying index or data included therein.
The funds and CSIM do not guarantee the accuracy and/or the completeness of the indexes or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. The funds and CSIM make no warranty, express or implied, as to results to be obtained by the funds, or any other person or entity from the use of the indexes or any data included therein. The funds and CSIM make no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein, without limiting any of the foregoing, in no event shall the funds and CSIM have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.
26Investing in the funds

Notes

Notes

Notes

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources:
Annual and semi-annual reports, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the funds' manager(s), about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab ETFs at 1-800-435-4000. In addition, you may visit Schwab ETFs website at www.schwabetfs.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Number
Schwab Strategic Trust	811-22311
REG51683FLT-07
Schwab International Equity ETFs
Prospectus
December 29, 2014

Statement Of Additional Information
Schwab Equity ETFs

Schwab U.S. Broad Market ETF™	SCHB
Schwab U.S. Large-Cap ETF™	SCHX
Schwab U.S. Large-Cap Growth ETF™	SCHG
Schwab U.S. Large-Cap Value ETF™	SCHV
Schwab U.S. Mid-Cap ETF™	SCHM
Schwab U.S. Small-Cap ETF™	SCHA
Schwab U.S. Dividend Equity ETF™	SCHD

Schwab International Equity ETF™	SCHF
Schwab International Small-Cap Equity ETF™	SCHC
Schwab Emerging Markets Equity ETF™	SCHE
Principal U.S. Listing Exchange: NYSE Arca, Inc.
December 29, 2014
The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds’ prospectuses, each dated December 29, 2014 (as amended from time to time).
The fund's audited financial statements from the fund's annual report for the fiscal year ended August 31, 2014, are incorporated by reference into this SAI. Copies of the funds’ 2014 annual reports are delivered with the SAI.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab ETFs™ at 1-800-435-4000. For TDD service call 1-800-345-2550. In addition, you may visit the Schwab ETFs' web site at www.schwabetfs.com/prospectus for a free copy of a prospectus, SAI or an annual or semi-annual report.
Each fund is a series of the Schwab Strategic Trust (the “Trust”). The funds are part of the Schwab complex of funds (“Schwab Funds”).
REG50329-14

Investment ObjectiveS, Strategies, Risks And Limitations
Investment Objectives
Each fund’s investment objective is not fundamental and therefore may be changed by the funds’ Board of Trustees (the “Board”) without shareholder approval.
The Schwab U.S. Broad Market ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index.
The Schwab U.S. Large-Cap ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index.
The Schwab U.S. Large-Cap Growth ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index.
The Schwab U.S. Large-Cap Value ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index.
The Schwab U.S. Mid-Cap ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index.
The Schwab U.S. Small-Cap ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index.
The Schwab U.S. Dividend Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100™ Index.
The Schwab International Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index.
The Schwab International Small-Cap Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index.
The Schwab Emerging Markets Equity ETF seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index.
There is no guarantee the funds will achieve their investment objectives.
Description of Benchmark Indices
The Schwab U.S. Broad Market ETF’s benchmark index, Dow Jones U.S. Broad Stock Market Index, includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. As of August 31, 2014, the index was composed of 2,558 stocks.
The Schwab U.S. Large-Cap ETF’s benchmark index, Dow Jones U.S. Large-Cap Total Stock Market Index, includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Total Stock Market Index includes the components ranked 1-750 by full market capitalization. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 763 stocks.
The Schwab U.S. Large-Cap Growth ETF’s benchmark index, Dow Jones U.S. Large-Cap Growth Total Stock Market Index, includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Growth Total Stock Market Index includes the components ranked
1

1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 403 stocks.
The Schwab U.S. Large-Cap Value ETF’s benchmark index, Dow Jones U.S. Large-Cap Value Total Stock Market Index, includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Large-Cap Value Total Stock Market Index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 360 stocks.
The Schwab U.S. Mid-Cap ETF’s benchmark index, Dow Jones U.S. Mid-Cap Total Stock Market Index, includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Mid-Cap Total Stock Market Index includes the components ranked 501-1000 by full market capitalization. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 513 stocks.
The Schwab U.S. Small-Cap ETF’s benchmark index, Dow Jones U.S. Small-Cap Total Stock Market Index, includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Dow Jones U.S. Small-Cap Total Stock Market Index includes the components ranked 751-2500 by full market capitalization. The index is a float-adjusted market capitalization weighted index. As of August 31, 2014, the index was composed of 1,795 stocks.
The Schwab U.S. Dividend Equity ETF’s benchmark index, Dow Jones U.S. Dividend 100 Index, is designed to measure the performance of high dividend yielding stocks issued by U.S. companies that have a record of consistently paying dividends, selected for fundamental strength relative to their peers, based on financial ratios. The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding REITs, master limited partnerships, preferred stocks and convertibles. It is modified market capitalization weighted.
The Schwab International Equity ETF’s benchmark, the FTSE Developed ex US Index, is comprised of large and mid- capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large and mid-capitalization universe as approximately the top 90% of the eligible universe. As of August 31, 2014, the index was composed of 1,430 stocks in 26 developed market countries.
The Schwab International Small-Cap Equity ETF’s benchmark, the FTSE Developed Small Cap ex US Liquid Index, is comprised of small capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. As of August 31, 2014, the index was composed of 1,922 stocks in 25 developed market countries.
The Schwab Emerging Markets Equity ETF’s benchmark, the FTSE Emerging Index, is comprised of large and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large and mid-capitalization universe as approximately the top 90% of the eligible universe. As of August 31, 2014, the index was composed of 891 stocks in 21 emerging market countries.
Index Providers and Disclaimers
S&P Dow Jones Indices LLC (“S&P Dow Jones Indices”) is a full service index provider that develops, maintains, and licenses indices for use as benchmarks and as the basis of investment products. Charles Schwab Investment Management, Inc. (“CSIM”) has entered into a license agreement with S&P Dow Jones Indices to use the Indices (as defined below). Fees payable under the license agreement are paid by CSIM. S&P Dow Jones Indices has no obligation to continue to provide the Indices to CSIM beyond the term of the license agreement.
Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and Dow Jones U.S. Broad Stock Market Index, Dow Jones U.S. Large-Cap Total Stock Market Index, Dow Jones U.S. Large-Cap Growth Total Stock Market Index, Dow Jones U.S. Large-Cap Value Total Stock Market Index, Dow Jones U.S. Mid-Cap Total Stock Market Index, Dow Jones U.S. Small-Cap Total Stock Market Index, and Dow Jones U.S. Dividend
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100TM Index are trademarks of S&P Dow Jones Indices and/or its affiliates. The Dow Jones U.S. Broad Stock Market Index, Dow Jones U.S. Large-Cap Total Stock Market Index, Dow Jones U.S. Large-Cap Growth Total Stock Market Index, Dow Jones U.S. Large-Cap Value Total Stock Market Index, Dow Jones U.S. Mid-Cap Total Stock Market Index, Dow Jones U.S. Small-Cap Total Stock Market Index, and Dow Jones U.S. Dividend 100TM Index (the “Indices”) are products of S&P Dow Jones Indices, and have been licensed for use by CSIM. “Schwab U.S. Broad Market ETF™”, “Schwab U.S. Large-Cap ETF™”, “Schwab U.S. Large-Cap Growth ETF™”, “Schwab U.S. Large-Cap Value ETF™”, “Schwab U.S. Mid-Cap ETF™”, “Schwab U.S. Small-Cap ETF™”, and “Schwab U.S. Dividend Equity ETF™” are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, Dow Jones, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices Entities’ only relationship to CSIM with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices Entities. The Indices are determined, composed and calculated by S&P Dow Jones Indices Entities without regard to CSIM or the funds. S&P Dow Jones Indices Entities have no obligation to take the needs of CSIM or fund shareholders into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices and its subsidiaries are not investment advisors. Inclusion of a security within the Indices is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CSIM, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES ENTITIES AND CSIM, OTHER THAN THE LICENSORS OF S& P DOW JONES INDICES ENTITIES.
FTSE International Limited (“FTSE”) is an independent company whose sole business is the creation and management of indexes and associated data services. FTSE calculates more than 60,000 indexes daily, including more than 600 real-time indexes. “FTSE™” is a trademark owned by the London Stock Exchange Group companies (“LSEG”) and is used by FTSE under license. FTSE is not affiliated with the funds, CSIM (as defined herein), the Distributor (as defined herein) or any of their respective affiliates. The funds are not sponsored, endorsed, sold or promoted by FTSE or LSEG. FTSE and LSEG make no representation or warranty, express or implied, to the owners of shares of the funds or any member of the public regarding the advisability of trading in the funds, and make no warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Indexes and/or the figure at which the said FTSE Index stands at any particular time on any particular day or otherwise.
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Shares of the funds are not sponsored, endorsed or promoted by NYSE Arca Inc. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the funds or any member of the public regarding the ability of the funds to track the total return performance of any underlying index or the ability of the underlying index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of an underlying index, nor in the determination of the timing of, prices of, or quantities of shares of the funds to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the funds in connection with the administration, marketing or trading of the shares of the funds.
NYSE Arca shall have no liability for damages, claims, losses or expenses caused by any errors, omissions, or delays in calculating or disseminating any current index or portfolio value the current value of the portfolio of securities required to be deposited to the funds; the amount of any dividend equivalent payment or cash distribution to holders of shares of the funds; net asset value; or other information relating to the creation, redemption or trading of shares of the funds, resulting from any negligent act or omission by NYSE Arca, or any act, condition or cause beyond the reasonable control of NYSE Arca, including, but not limited to, an act of God; fire; flood; extraordinary weather conditions; war; insurrection; riot; strike; accident; action of government; communications or power failure; equipment or software malfunction; or any error, omission or delay in the reporting of transactions in one or more underlying securities. NYSE Arca makes no warranty, express or implied, as to results to be obtained by any person or entity from the use of any underlying index or data included therein and NYSE Arca makes no express or implied warranties, and disclaims all warranties of merchantability or fitness for a particular purpose with respect to shares of the funds or any underlying index or data included therein.
Fund Investment Policies
The Schwab U.S. Broad Market ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Large-Cap ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Large-Cap Growth ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Large-Cap Value ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Mid-Cap ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Small-Cap ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab U.S. Dividend Equity ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab International Equity ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index, including depositary receipts representing securities of the index; which may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary
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Receipts (“EDRs”). The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab International Small-Cap Equity ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index, including depositary receipts representing securities of the index; which may be in the form of ADRs, GDRs and EDRs. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
The Schwab Emerging Markets Equity ETF will, under normal circumstances, invest at least 90% of its net assets in the stocks of its benchmark index, including depositary receipts representing securities of the index; which may be in the form of ADRs, GDRs and EDRs. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.
Investments, Risks and Limitations
The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund’s acquisition of such security or asset unless otherwise noted. Thus, except with respect to limitations on borrowing and futures and option contracts, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment.
Principal Investment Strategy Investments
Unless otherwise indicated, the following investments may be used as part of each fund’s principal investment strategy.
Concentration means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry’s securities. As part of each fund’s principal investment strategy, each fund will concentrate its investments in a particular industry or group of industries only to approximately the same extent that its benchmark index concentrates in the securities of such particular industry or group of industries.
Depositary Receipts (Principal investment for the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF. Permissible non-principal investment for all other funds to the extent a fund's benchmark index includes a security that has been classified as a depositary receipt.) Depositary receipts include American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.
Investments in the securities of foreign issuers may subject a fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In
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addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.
Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
Derivative Instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets such as securities, currencies, or commodities. These “other assets” are commonly referred to as “underlying assets.” The funds may use derivatives, principally futures contracts, primarily to seek returns on a fund’s otherwise uninvested cash assets.
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.
Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.
In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund’s investment objective and permitted by a fund’s investment limitations, operating policies, and applicable regulatory authorities.
The Commodity Futures Trading Commission (“CFTC”) regulates the trading of commodity interests, including certain futures contracts, options, and swaps in which a fund may invest. A fund that invests in commodity interests is subject to certain CFTC regulatory requirements, including certain limits on its trades in futures contracts, options and swaps to qualify for certain exclusions or exemptions from registration requirements. The Trust, on behalf of each fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect to each fund’s operation. Therefore, each fund and its investment adviser are not subject to regulation as a commodity pool or CPO under the CEA and the investment adviser is not subject to registration as a CPO. If a fund were no longer able to claim the exclusion, the fund’s investment adviser may be required to register as a CPO and the fund and its investment adviser would be subject to regulation as a commodity pool or CPO under the CEA. If a fund or its investment adviser is subject to CFTC regulation, it may incur additional expenses.
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Futures Contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the CFTC licenses and regulates on foreign exchanges.
A fund must maintain a small portion of its assets in cash to process certain shareholder transactions in and out of it and to pay its expenses. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund’s cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to “fix” the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.
When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as “marking-to-market.” The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.
While a fund may purchase and sell futures contracts to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (e.g., brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures to simulate full investment, these same risks apply.
Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.
With respect to futures contracts that are not legally required to “cash settle,” a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contracts. With respect to futures contracts that are required to “cash settle,” however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contracts. By setting aside assets or earmarking equal to only its net obligation under cash-settled futures, a fund will have the ability to employ leverage to a greater extent than if the fund were required to set aside or earmark assets equal to the full market value of the futures contract.
Diversification involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company with limited redeemability. The funds are diversified exchange traded funds. Diversification does not eliminate the risk of market loss. When formed,
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the Schwab U.S. Dividend Equity ETF was sub-classified as a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, due to the Schwab U.S. Dividend Equity ETF’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the Schwab U.S. Dividend Equity ETF will not operate in the future as a “non-diversified” fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
Emerging or Developing Markets (Principal investment for the Schwab Emerging Markets Equity ETF only. Permissible non-principal investment for all other funds.) Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.
A fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.
Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, “REITs”, see the section entitled “Real Estate Investment Trusts”).
Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.
Preferred stocks are a permissible non-principal investment for each fund. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.
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Convertible securities are a permissible non-principal investment for each fund. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable.
Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield”) or are not rated, and are subject to credit risk.
Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.
Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.
Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.
Business Development Companies (“BDCs”) are closed-end investment companies that have elected to be BDCs under the 1940 Act and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). BDCs operate as venture capital companies and typically invest in, lend capital to, and provide significant managerial assistance to developing private companies or thinly-traded public companies. Under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of privately-held U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, a BDC may only incur indebtedness in amounts such that the BDC’s coverage ratio of total assets to total senior securities equals at least 200% after such incurrence.
BDCs generally invest in debt securities that are not rated by a credit rating agency and are considered below investment grade quality (“junk bonds”). Little public information generally exists for the type of companies in which a BDC may invest and, therefore, there is a risk that investors may not be able to make a fully informed evaluation of the BDC and its portfolio of investments. In addition, investments made by BDCs are typically illiquid and are difficult to value for purposes of determining a BDC’s net asset value.
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Under Securities and Exchange Commission (“SEC”) rules, a fund investing, or that has invested, in shares of other investment companies, including BDCs, during the relevant period is required to add a separate line item, known as acquired fund fees and expenses (AFFE), in the fee table of the fund’s prospectus showing the fees and expenses indirectly incurred by the fund as a result of such investments.
Rights and Warrants are a permissible non-principal investment for each fund. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Initial Public Offering. As part of its non-principal investment strategy, each fund may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.
Master Limited Partnerships (“MLPs”). As part of its non-principal investment strategy, each fund may purchase units of MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
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General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the funds. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
Exchange Traded Funds (“ETFs”) such as the funds or Standard and Poor’s Depositary Receipts (“SPDRs”) Trusts, are investment companies that typically are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end funds (as is the funds’ case) or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Foreign Securities (Principal investment of the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF only. Permissible non-principal investment for all other funds). Investments in foreign securities involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. A fund’s investments in foreign securities may include securities of issuers domiciled in a foreign jurisdiction but which are listed on a U.S. exchange and included in the fund’s index, as well as securities generally available in foreign markets. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.
In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a
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fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions, which could interfere with the fund’s ability to invest primarily in the securities of its index. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.
Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.
Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.
During the recent global financial crisis, financial markets in Europe experienced significant volatility due, in part, to concerns about rising levels of government debt and the prevalence of increased budget deficits. As a result, many economies in the region suffered through prolonged economic downturns. Although some European economies have shown signs of recovery, any recovery may be slow as the region continues to face difficult challenges, including high unemployment rates, significant levels of government debt, continuing trade deficits and lack of access to capital. Furthermore, due to the economic integration of the region, another economic downturn in one European country may have a negative impact on the economies of other European countries. As a fund may hold investments in issuers that are located in Europe or that depend on revenues generated from operations in Europe, any material negative developments in Europe could have a negative impact on the value and liquidity of these investments, which could harm the fund’s performance.
Indexing Strategies involve tracking the securities represented in, and therefore the performance of, an index. Each fund normally will invest primarily in the securities of its index. Moreover, each fund seeks to invest so that its portfolio performs similarly to that of its index. Each fund will seek over time a correlation between its performance and that of its index, before fees and expenses, of 0.95 or better. Correlation for each fund is calculated daily, according to a mathematical formula which measures correlation between a fund’s portfolio and benchmark index returns. Each fund may rebalance its holdings in order to track its index more closely. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. In the event its intended correlation is not achieved, the Board will consider alternative arrangements for each fund.
There can be no guarantee that the performance of a fund will achieve a high degree of correlation with that of its index. A number of factors may affect a fund’s ability to achieve a high correlation with its index, including the degree to which a fund utilizes a sampling technique. The correlation between the performance of a fund and its index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between a fund’s portfolio and the index resulting from legal restrictions (such as diversification requirements) that apply to a fund but not to the index.
Mid-Cap Stocks (Principal investment for the Schwab U.S. Broad Market ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Dividend Equity ETF, Schwab International Equity ETF, and Schwab Emerging Markets Equity ETF. Permissible non-principal investment for each other fund.) Mid-Cap Stocks include common stocks issued by operating companies with market capitalizations that place them between the upper and lower end of the stock market, as well as the stocks of companies that are determined to be mid-sized based on several factors, including the capitalization of the company
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and the amount of revenues. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments —bonds or large-cap stocks, for instance—the fund’s mid-cap holdings could reduce performance.
Mid-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Mid-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively smaller management group. In addition, mid-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Mid-cap company stocks may pay low or no dividends. These factors and others may cause sharp changes in the value of a mid-cap company’s stock, and even cause some mid-cap companies to fail. While mid-cap stocks are generally considered to offer greater growth opportunities for investors than large-cap stocks, they involve greater risks and the share price of a fund that invests in mid-cap stocks may change sharply during the short term and long term.
Money Market Securities. The funds must keep a portion of their assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on performance, a fund may invest in money market securities. Money market securities are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker’s acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker’s acceptances are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.
Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or “put provider.” When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed.
A fund may keep a portion of its assets in cash for business operations. To reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. A fund may also invest in money market securities to the extent it is consistent with its investment objective.
Bankers’ Acceptances or notes are credit instruments evidencing a bank’s obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers’ acceptances of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Certificates of Deposit or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in the aggregate in excess of $100 million.
Commercial Paper consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
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Fixed Time Deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits that (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
Promissory Notes are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.
Securities Lending of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities. Securities lending involves the risk of loss of rights in the collateral, or delay in recovery of the collateral, if the borrower fails to return the security loaned or becomes insolvent. A fund will also bear the risk of any decline in value of securities acquired with cash collateral.
A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).
Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure.
To the extent a fund participates in securities lending under the current securities lending agreements with the unaffiliated lending agents, costs and expenses, including agent fees, associated with securities lending activities under the securities lending program paid to the lending agent are approximately 15% of the gross lending revenues. All remaining revenue is retained by the fund, as applicable. No portion of the lending revenue is paid to or retained by the investment adviser or its affiliates.
Securities of Other Investment Companies. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders’ money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis; (2) BDCs that generally invest in, and provide services to, privately-held companies or thinly-traded public companies (see the sub-section entitled “Business Development Companies” under “Equity Securities” for more information); (3) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange; and (4) UITs that generally offer a fixed number of redeemable shares. Certain open-end funds, closed-end funds and UITs are traded on exchanges.
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To the extent a Fund invests, or has invested, in shares of other investment companies, including BDCs, during its prior fiscal year, the Fund, pursuant to SEC rules, must disclose any material fees and expenses indirectly incurred by the Fund as a result of such investments. These indirect fees and expenses, to the extent incurred, will appear in the fee table of the fund’s prospectus as a separate line item captioned “Acquired Fund Fees and Expenses.”
Unlike securities of other investments companies, BDCs may be included in various indices by index providers. As a result, particularly to the extent a fund seeks to track the total return of its index by replicating the index (rather than employing statistical sampling techniques), a fund may hold securities of BDCs and may be required to disclose Acquired Fund Fees and Expenses.
Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.
The funds may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.
Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in certain other investment companies (most typically ETFs), the funds may rely on an exemption from the limitations of the 1940 Act granted by the SEC to such other investment companies that restrict the amount of securities of those investment companies a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.
Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.
Small-Cap Stocks (Principal investment for the Schwab U.S. Broad Market ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Dividend Equity ETF and Schwab International Small-Cap Equity ETF only. Permissible non-principal investment for each other fund.) Small-cap stocks include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to
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the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.
These factors and others may cause sharp changes in the value of a small company’s stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund’s positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund’s investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.
Stock Substitution Strategy is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index. For example, a stock issued by a foreign corporation and included in a fund’s index may not be available for purchase by a fund because the fund does not reside in the foreign country in which the stock was issued. However, the foreign corporation may have issued a series of stock that is sold only to foreign investors such as a fund. In these cases, a fund may buy that issue as a substitute for the security included in its index. Each fund may invest up to 10% of its assets in stocks that are designed to substitute for securities in its index.
U.S. Government Securities are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. Some U.S. government securities, such as those issued by the Student Loan Marketing Association (known as “SLMA” or “Sallie Mae”), and Federal Home Loan Banks (“FHLB”), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.
On September 7, 2008, the U.S. Treasury announced a federal takeover of the Federal National Mortgage Association (known as “Fannie Mae”) and Federal Home Loan Mortgage Corporation (known as “Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPA to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.
The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market
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and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. Should the federal government adopt any such proposal, the value of a fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.
Although the risk of default with U.S. government securities is considered unlikely, any default on the part of a portfolio investment could cause a fund’s share price or yield to fall.
In accordance with recommendations made by the Treasury Market Practices Group, to the extent the funds enter into transactions involving U.S. Treasury securities, agency debt instruments issued by Fannie Mae, Freddie Mac and the Federal Home Loans Banks, and agency-pass-through MBS issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae, the funds may pay “fails charges” to or be owed “fails charges” from a counterparty, in connection with certain failures to deliver securities to settle trades.
Non-Principal Investment Strategy Investments
The following investments may be used as part of each fund’s non-principal investment strategy:
Borrowing. A fund may borrow money from banks or through the Schwab Funds interfund borrowing and lending facility (as described below) for any purpose in an amount up to 1/3 of the fund’s total assets (not including temporary borrowings of 5% or less for only the Schwab U.S. Mid-Cap ETF and the Schwab U.S. Dividend Equity ETF). A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Provisions of the 1940 Act, as amended, require the funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for certain temporary or emergency borrowings not exceeding 5% of the fund’s total assets. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the funds may be required to sell some of its portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
A fund’s borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund’s shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the SEC. If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.
A fund may establish lines-of-credit (“lines”) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. A fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to a fund’s remaining shareholders. A fund will pay a fee to the bank for using the lines.
Delayed-Delivery Transactions include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.
Foreign Currency Transactions (Non-principal investments of the Schwab International Equity ETF, the Schwab International Small-Cap Equity ETF and the Schwab Emerging Markets Equity ETF only). A fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions on a spot (cash) basis at the rate
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prevailing in the currency exchange market at the time. A fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A fund may also use foreign currency options and futures to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Buying and selling foreign currency options and foreign currency futures contracts and related options involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for a fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a fund’s holdings of securities denominated in a particular currency and the currency transactions into which a fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.
Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.
A fund may buy or sell foreign currency options and foreign currency futures contracts and related options under the same circumstances, and such use is subject to the same risks and costs, as those set forth in the section “Futures Contracts” with respect to the fund’s use of forward foreign currency exchange contracts.
Illiquid Securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business within seven days at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Each fund may not invest more than 15% of its net assets in illiquid securities. In the event that a subsequent change in net assets or other circumstances cause a fund to exceed this limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
In making liquidity determinations before purchasing a particular security, the Adviser considers a number of factors including, but not limited to: the nature and size of the security; the number of dealers that make a market in the security; and data which indicates that a security’s price has not changed for a period of a week or longer. After purchase, it is the Adviser’s policy to maintain awareness of developments in the marketplace that could cause a change in a security’s liquid or illiquid status. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
Interfund Borrowing and Lending. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex, including traditional mutual funds/portfolios not discussed in this SAI or in the corresponding prospectus. All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. These conditions include, for example, that a fund’s participation in the credit facility must be consistent with its investment policies and limitations and organizational documents; no fund may lend to another fund through the interfund lending facility if the loan would cause the aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the loan; and that a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. With respect to the funds discussed in this SAI, a fund lending to another fund may forego gains which could have been made had those assets been invested in securities of its applicable underlying index. The interfund lending facility is subject to the oversight and periodic review of the Board.
Non-Publicly Traded Securities and Private Placements. A fund may receive securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be sold in privately negotiated transactions, the prices realized from these sales could be less than those
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originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration. Though the funds do not intend to purchase these securities, they may receive such securities as a result of another transaction, such as the spin-off of a company’s subsidiary to a separate entity.
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Internal Revenue Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.
Like any investment in real estate, a REIT’s performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties. Additionally, declines in the market value of a REIT may reflect not only depressed real estate prices, but may also reflect the degree of leverage utilized by the REIT.
In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.
Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than—and at times will perform differently from—large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT’s expenses in addition to their proportionate share of a fund’s expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act.
Repurchase Agreements are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer’s holding period. Any repurchase agreements a fund enters into will involve a fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short — from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the
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collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement’s seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank. Repurchase agreements are the economic equivalents of loans.
Restricted Securities are securities that are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Certain restricted securities, such as 4(a)(2) commercial paper and Rule 144A securities, may be considered to be liquid if they meet the criteria for liquidity established by the Board. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if such securities become illiquid.
Investment Limitations
The investment limitations below may be changed only by vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
EACH FUND (EXCEPT THE U.S. DIVIDEND EQUITY ETF1) MAY NOT:
(1)	Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
IN ADDITION, EACH FUND MAY NOT:
(1)	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each fund will concentrate to approximately the same extent that its benchmark index concentrates in the securities of such particular industry or group of industries.
(2)	Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities issued by others, or pledge, mortgage or hypothecate any of its assets, except as permitted by (or not prohibited by) the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

1The U.S. Dividend Equity ETF has not adopted this fundamental investment policy limitation and it was sub-classified as a “non-diversified” fund, as defined in the 1940 Act, when formed. However, due to the Schwab U.S. Dividend Equity ETF’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the Schwab U.S. Dividend Equity ETF will not operate in the future as a “non-diversified” fund without first obtaining shareholder approval, except as allowed pursuant to the 1940 Act and rules or interpretations thereof.
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BORROWING. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund’s investment restriction.
CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions.
DIVERSIFICATION. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.
LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.
REAL ESTATE. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each fund has adopted the fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund’s Board.
SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.
UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD.
EACH FUND MAY NOT:
(1)	Invest more than 15% of its net assets in illiquid securities.
(2)	Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).
(3)	Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.
(4)	Borrow money except that each fund, except for the Schwab U.S. Mid-Cap ETF and U.S. Dividend Equity ETF,
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may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days). The Schwab U.S. Mid-Cap ETF and U.S. Dividend Equity ETF may (i) borrow money from banks or through an interfund lending facility, if any, and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (but not including temporary or emergency borrowings not exceeding 5%); and (ii) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.
(5)	Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).
(6)	Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that the index the fund is designed to track is also so concentrated).
(7)	Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that a fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs); (ii) purchase securities of companies that deal in precious metals or interests therein; and (iii) purchase, sell and enter into futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments.
Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in total assets or net assets, as applicable, or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, a fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
Continuous Offering
The funds offer and issue shares at their net asset value per share or NAV only in aggregations of a specified number of shares (“Creation Units”). The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the fund's distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
Management Of The Funds
The funds are overseen by a Board. The Trustees are responsible for protecting shareholder interests. The Trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the funds. The trustees met four times during the most recent fiscal year.
Certain Trustees are “interested persons.” A Trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or an employee of CSIM. A Trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of CSIM.
As used herein the terms “Fund Complex” and “Family of Investment Companies” each refer collectively to The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, Schwab Capital Trust, Schwab Strategic Trust, Laudus Trust, and Laudus Institutional Trust which, as of December 1, 2014, included 97 funds.
The tables below provide information about the Trustees and officers for the Trust, which includes the funds, in this SAI. The address of each individual listed below is 211 Main Street, San Francisco, California 94105.
NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES
Robert W. Burns 1959 Trustee (Trustee since 2009)	Retired/Private Investor (January 2009 – present); Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	21	Director, PS Business Parks, Inc. (2005 – 2012).
Stephen Timothy Kochis 1946 Trustee (Trustee since 2012)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (January 2008 – April 2012).	21	None
Charles A. Ruffel 1956 Trustee (Trustee since 2009)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	21	None
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NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED1)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER DIRECTORSHIPS DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Walter W. Bettinger II2 1960 Chairman and Trustee (Chairman and Trustee since 2009)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.
		97	None.

NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Marie Chandoha 1961 President and Chief Executive Officer (Officer since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

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NAME, YEAR OF BIRTH, AND POSITION(S) WITH THE TRUST; (TERM OF OFFICE AND LENGTH OF TIME SERVED3)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
OFFICERS
Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer since 2011)	Senior Vice President and Chief Investment Officer - Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer - Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer since 2011)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management, Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc. (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan. 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009-present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.

[2]	Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Boards.
Board Leadership Structure and Risk Oversight
The Board is responsible for oversight of the management of the funds, which includes oversight of service providers to the funds, such as the funds’ investment adviser. The Chairman of the Board, Walter W. Bettinger, II, is Chief Executive Officer of The Charles Schwab Corporation and an interested person of the Trust as that term is defined in the 1940 Act. The Trust does not have a single lead independent Trustee. The Board is comprised of a super-majority
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(75 percent) of Trustees who are not interested persons of the Trust (i.e., “Independent Trustees”). There are two primary committees of the Board: the Audit and Compliance Committee and the Investment Oversight Committee. Each of the Committees that is chaired by an Independent Trustee and each Committee is comprised solely of Independent Trustees. Each Committee chair presides at Committee meetings, participates in formulating agendas for those meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee as set forth in its Board -approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super-majority of the Board, the number of funds overseen by the Board, and the total number of Trustees on the Board.
Like most mutual funds, fund management and its other service providers have responsibility for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for Trust operations, oversees the risk management efforts of fund management and service providers with respect to the funds. The Board’s role in the risk oversight of the Trust, fund management and the funds’ service providers consists of monitoring risks identified during regular and special reports to the Committees of the Board, as well as regular and special reports to the full Board. In addition to monitoring such risks, the Committees and the Board oversee efforts by management and service providers to manage risks to which the funds of the Trust may be exposed. For example, the Investment Oversight Committee meets with portfolio managers and receives regular reports regarding investment risk and risks related to distribution of the fund’s shares. The Audit and Compliance Committee meets with the funds’ Chief Compliance Officer and Chief Financial Officer and receives regular reports regarding compliance risks, operational risks and risks related to the valuation and liquidity of portfolio securities. From its review of these reports and discussions with management, each Committee receives information about the material risks of the funds of the Trust and about how management and service providers mitigate those risks, enabling the independent Committee chairs and other independent members of the Committees to discuss these risks with the full Board.
The Board recognizes that not all risks that may affect the funds can be identified nor can processes and controls be developed to eliminate or mitigate the occurrence or effects of certain risks; some risks are simply beyond the reasonable control of the funds, their management, and their service providers. Although the risk oversight functions of the Board, and the risk management policies of fund management and fund service providers, are designed to be effective, there is no guarantee that they will eliminate or mitigate all risks. In addition, it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s investment objective. As a result of the foregoing and other factors, the funds’ ability to manage risk is subject to significant limitations.
Individual Trustee Qualifications
The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of (i) their ability to review and understand information about the funds of the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders and (ii) the Trustee’s experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Bettinger should serve as Trustee of the funds because of the experience he has gained as president and chief executive officer of The Charles Schwab Corporation, his knowledge of and experience in the financial services industry, and the experience he has gained serving as Trustee of the Schwab Strategic Trust funds since 2009 and of the Schwab Funds since 2008.
The Board has concluded that Mr. Burns should serve as Trustee of the funds because of the experience he gained serving as a former managing director of a mutual fund management company and former president and trustee of certain mutual funds managed by that company, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Schwab Strategic Trust funds since 2009.
The Board has concluded that Mr. Kochis should serve as a Trustee of the funds because of the experience he gained as CEO and chairman of his own wealth management and investment planning services firm and his experience in and
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knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Schwab Strategic Trust funds since 2012.
The Board has concluded that Mr. Ruffel should serve as Trustee of the funds because of the experience he gained as the founder and former chief executive officer of a publisher and information services firm specializing in the retirement plan industry, his experience in and knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Schwab Strategic Trust funds since 2009.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Trustee Committees
The Board has established certain committees and adopted Committee charters with respect to those committees, each as described below.
The Trust has a standing Audit and Compliance Committee. The function of the Audit and Compliance Committee is to provide oversight responsibility for the integrity of the Trust’s financial reporting processes and compliance policies, procedures and processes, and for the Trust’s overall system of internal controls. This Committee is comprised of all of the Independent Trustees. The Committee met 4 times during the most recent fiscal year.
The Trust also has a Nominating Committee that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board. The Nominating Committee does not have a policy with respect to consideration of candidates for Trustee submitted by shareholders. However, if the Nominating Committee determined that it would be in the best interests of the trust to fill a vacancy on the Board, and a shareholder submitted a candidate for consideration by the Board to fill the vacancy, the Nominating Committee would evaluate that candidate in the same manner as it evaluates nominees identified by the Nominating Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address. The Committee did not meet during the most recent fiscal year.
The Trust also has an Investment Oversight Committee. The function of the Investment Oversight Committee is to review the investment activities of the trust and the performance of the funds' investment adviser. This Committee is comprised of all of the Independent Trustees. The Committee is new, therefore the Committee only met one time during the most recent fiscal year.
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Trustee Compensation
The following table provides trustee compensation for the fiscal year ending August 31, 2014.
Name of Trustee	Aggregate Compensation from the funds in this SAI:	Pension or Retirement Benefits Accrued as Part of Fund Expenses:	Total Compensation from Funds and Fund Complex:
INTERESTED TRUSTEES
Walter W. Bettinger II	$0	N/A	$0
INDEPENDENT TRUSTEES
Robert W. Burns	$65,722	N/A	$77,500
Stephen Timothy Kochis	$59,364	N/A	$70,000
Charles A. Ruffel	$59,364	N/A	$70,000
Securities Beneficially Owned By Each Trustee
The following tables provide each Trustee’s equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2013.
Dollar Range of Trustee Ownership of Equity Securities in the fund
Name of Trustee	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large- Cap Growth ETF	Schwab U.S. Large- Cap Value ETF	Schwab U.S. Mid-Cap ETF	Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
Interested Trustee
Walter W. Bettinger II	Over$100,000	None	None	None	None	Over $100,000
Independent Trustees
Robert W. Burns	None	Over $100,000	None	None	None	Over$100,000
Stephen Timothy Kochis	None	Over$100,000	None	None	None	Over$100,000
Charles A. Ruffel	None	None	None	None	$10,001-$50,000	$50,000-$100,000
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Name of Trustee	Dollar Range of Trustee Ownership of Equity Securities in the fund					Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies*
	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Interested Trustee
Walter W. Bettinger II	None	None	None	None	None	Over $100,000
Independent Trustees
Robert W. Burns	None	None	Over $100,000	None	None 0	Over $100,000
Stephen Timothy Kochis	None	None	None	None	None	Over $100,000
Charles A. Ruffel	None	None	$10,001-$50,000	None	None	$50,000-$100,000
Code of Ethics
The funds, the investment adviser and the distributor have adopted Codes of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Codes of Ethics permit the Trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of the distributor to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of each entity’s Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.
Control Persons And Principal Holders Of Securities
As of December 1, 2014, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the funds.
Although the trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of December 1, 2014, the name and percentage of ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a fund were as follows:
Fund	Name and Address	Percent of Ownership
Schwab U.S. Broad Market ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	85.74%

Schwab U.S. Large-Cap ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	90.13%

Schwab U.S. Large-Cap Growth ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	90.49%
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Fund	Name and Address	Percent of Ownership

Schwab U.S. Large-Cap Value ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	89.11%

Schwab U.S. Mid-Cap ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	89.44%

Schwab U.S. Small-Cap ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	88.85%

Schwab U.S. Dividend Equity ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	79.08%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.27%

Schwab International Equity ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	80.06%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.03%

Schwab International Small-Cap ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	88.11%

Schwab Emerging Markets Equity ETF	Charles Schwab & Co. 211 Main St. San Francisco, CA 94105	80.81%
	Brown Brothers Harriman & Co 525 Washington Blvd. Jersey City, NJ 07310	5.20%
Persons who owned of record or beneficially more than 25% of a fund’s outstanding shares may be deemed to control the fund within the meaning of the 1940 Act. Shareholders controlling the fund could have the ability to vote a majority of the shares of the fund on any matter requiring the approval of shareholders of the fund.
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Investment Advisory and Other Services
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, California 94105, serves as the funds' investment adviser pursuant to an Investment Advisory Agreement (Advisory Agreement) between it and the Trust. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of CSIM.
Advisory Agreement
A fund’s Advisory Agreement must be specifically approved initially for a 2 year term, and after the expiration of the 2 year term, at least annually thereafter (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
Each year, the Board will call and hold a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to any existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties.
As described below, the investment adviser is entitled to receive a fee from the funds, payable monthly, for its advisory and administrative services to the funds. As compensation for these services, the firm receives a management fee from the funds expressed as a percentage of each fund’s average daily net assets.
FUND	FEE
Schwab U.S. Broad Market ETF	0.04%
Schwab U.S. Large-Cap ETF	0.04%
Schwab U.S. Large-Cap Growth ETF	0.07%
Schwab U.S. Large-Cap Value ETF	0.07%
Schwab U.S. Mid-Cap ETF	0.07%
Schwab U.S. Small-Cap ETF	0.08%
Schwab U.S. Dividend Equity ETF	0.07%
Schwab International Equity ETF	0.08%
Schwab International Small-Cap Equity ETF	0.19%
Schwab Emerging Markets Equity ETF	0.14%
The following table shows the net investment advisory fees paid by each fund for the past three fiscal years or, if shorter, the period of the fund’s operations:
Fund	Commencement of Operations	2012	2013	2014
Schwab U.S. Broad Market ETF	Oct. 30, 2009	$545,254	$664,055	$1,196,492
Schwab U.S. Large-Cap ETF	Oct. 30, 2009	$617,134	$534,231	$988,735
Schwab U.S. Large-Cap Growth ETF	Dec. 9, 2009	$501,798	$451,754	$815,131
Schwab U.S. Large-Cap Value ETF	Dec. 9, 2009	$385,832	$381,550	$627,219
Schwab U.S. Mid-Cap ETF	Jan. 12, 2011	$202,663	$293,352	$667,772
Schwab U.S. Small-Cap ETF	Oct. 30, 2009	$734,009	$874,621	$1,516,864
Schwab U.S. Dividend Equity ETF	Oct. 19, 2011	$417,031	$571,540	$1,125,634
Schwab International Equity ETF	Oct. 30, 2009	$893,428	$1,037,521	$1,784,166
Schwab International Small-Cap Equity ETF	Jan. 13, 2010	$534,208	$467,093	$695,136
Schwab Emerging Markets Equity ETF	Jan. 13, 2010	$1,187,474	$1,163,340	$1,413,989
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Pursuant to the Advisory Agreement, the Adviser is responsible for substantially all expenses of the funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding interest expense and taxes, brokerage expenses and extraordinary or non-routine expenses.
Distributor
SEI Investments Distribution Co. (the “Distributor”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the principal underwriter and distributor of shares of the funds. The Distributor has entered into an agreement with the Trust pursuant to which it distributes shares of the funds (the “Distribution Agreement”). The Distributor continually distributes shares of the funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of fund shares. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter in accordance with the 1940 Act. Shares are continuously offered for sale by the funds through the Distributor only in Creation Units, as described in the funds' prospectuses. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Trust, CSIM, or any stock exchange.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
Transfer Agent
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the funds' transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the funds' shares.
Custodian and Fund Accountant
State Street, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and accountant for the funds.
The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The funds' accountant maintains all books and records related to the funds' transactions.
Independent Registered Public Accounting Firm
The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), Three Embarcadero Center, San Francisco, California 94111, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and the funds' federal income tax return. PwC also performs other professional, accounting, auditing, tax and advisory services when engaged to do so by the Trust.
PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each Portfolio Manager (collectively referred to as the “Portfolio Managers”) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts
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listed below are not subject to a performance-based advisory fee. The information below is provided as of August 31, 2014.
Name	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Agnes Hong	18	$44,735,941,126	0	$0	0	$0
Ferian Juwono	12	$44,136,857,061	0	$0	0	$0
Chuck Craig	7	$1,621,832,027	0	$0	0	$0
Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the funds’ investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separate accounts and other mutual funds and ETFs advised by CSIM (collectively, the “Other Managed Accounts”). The Other Managed Accounts might have similar investment objectives as the funds, track the same index the funds track or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the funds. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the funds. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to an index fund, which seeks to track its benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of the funds. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of each Portfolio Manager’s management of the funds and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the funds, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Manager receives, or expect to receive, greater compensation from their management of the Other Managed Accounts than the funds. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.
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Compensation. During the most recent fiscal year, each Portfolio Manager’s compensation consisted of a fixed annual (“base”) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the CSIM Equity and Fixed Income Portfolio Manager Incentive Plan (the “Plan”) as follows:
There are two independent funding components for the Plan:
•75% of the funding is based on equal weighting of Investment Fund Performance and Risk Management and Mitigation
•25% of the funding is based on Corporate results
Investment Fund Performance and Risk Management and Mitigation (75% weight)
Investment Fund Performance:
At the close of the year, each fund's performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may manage and/or support a number of funds, there may be several funds considered in arriving at the incentive compensation funding.
Risk Management and Mitigation:
Risk Management and Mitigation will be rated by CSIM’s Chief Investment Officer, CSIM’s Head of Investment Risk, CSIM’s Chief Legal Officer, CSIM’s Chief Compliance Officer and CSIM’s Head of Operations Risk (or individuals with comparable responsibilities). Factors they will consider will include, but are not limited to:
•Balancing safety of fund principal with appropriate limits that provide investment flexibility given existing market conditions
•Making timely sell recommendations to avoid significant deterioration of value resulting from the weakening condition of the issuer
•Escalating operating events and errors for prompt resolution
•Identifying largest risks and actively discussing with management
•Accurately validating fund information disseminated to the public (e.g., Annual and Semi-Annual reports, fund fact sheets, fund prospectus)
•Executing transactions timely and without material trade errors that result in losses to the funds
•Ensuring ongoing compliance with prospectus and investment policy guidelines
•Minimizing fund compliance exceptions
•Actively following up and resolving compliance exceptions
Corporate Performance (25% weight)
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The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of The Charles Schwab Corporation during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with The Charles Schwab Corporation and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
At year-end, the full-year funding for both components of the Plan will be pooled together. The total pool is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•Fund performance relative to performance measure
•Risk management and mitigation
•Individual performance against key objectives
•Contribution to overall group results
•Functioning as an active contributor to the firm’s success
•Team work
•Collaboration between Analysts and Portfolio Managers
•Regulatory/Compliance management.
The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio.
Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they manage as of August 31, 2014. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Agnes Hong	Schwab U.S. Broad Market ETF	$1-$10,000
	Schwab U.S. Large-Cap ETF	$1-$10,000
	Schwab US Large Cap Growth ETF	$50,001-$100,000
	Schwab US Large-Cap Value ETF	$1-$10,000
	Schwab U.S. Small-Cap ETF	$10,001-$50,000
	Schwab U.S. Dividend Equity ETF	$10,001-$50,000
	Schwab International Equity ETF	$1-$10,000
	Schwab International Small-Cap Equity ETF	$1-$10,000
	Schwab Emerging Markets Equity ETF	$1-$10,000
Ferian Juwono		None
Chuck Craig
	Schwab U.S. Large-Cap ETF	$10,001-$50,000
	Schwab U.S. Small-Cap ETF	$1-$10,000
	Schwab International Equity ETF	$1-$10,000
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Brokerage Allocation And Other Practices
Portfolio Turnover
For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.
A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.
The following table shows the portfolio turnover rate for each fund for the past two fiscal years. The fund’s portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
Fund	2013	2014
Schwab U.S. Broad Market ETF	4%	4%
Schwab U.S. Large-Cap ETF	5%	5%
Schwab U.S. Large-Cap Growth ETF	11%	7%
Schwab U.S. Large-Cap Value ETF	9%	9%
Schwab U.S. Mid-Cap ETF	25%	9%
Schwab U.S. Small-Cap ETF	22%	13%
Schwab U.S. Dividend Equity ETF	13%	26%
Schwab International Equity ETF	9%	7%
Schwab International Small-Cap Equity ETF	20%	16%
Schwab Emerging Markets Equity ETF	15%	9%
Portfolio Holdings Disclosure
The funds’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of the funds’ portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of the funds’ shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, principal underwriter or any affiliated person of the funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the President of the Trust to authorize the release of the funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of each fund’s policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” (as defined below) of each fund's portfolio holdings information or who may receive portfolio holdings information not available to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the exemptive relief and as discussed below. The Board will periodically review any agreements that the Trust has entered into to selectively disclose portfolio holdings.
Each fund discloses its complete portfolio holdings schedule in public filings with the SEC within 60-80 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the process of purchasing or redeeming Creation Units, as discussed below, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information.
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Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.
The funds may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information (“early disclosure”). The President of the Trust may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the President of the Trust determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds’ shareholders and the funds’ investment adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.
Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the President of the Trust determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.
The funds' service providers including, without limitation, the investment adviser, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. The names of those service providers to whom the funds selectively disclose portfolio holdings information will be disclosed in this SAI. CSIM, Glass Lewis, the Distributor and State Street, as service providers to the funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the funds, is currently receiving this information on a quarterly basis. PwC and Boston Financial Data Services, Inc., as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the provisions of the service providers’ agreements with the Trust or by the nature of its relationship with the Trust. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.
To the extent that a fund invests in an ETF, the Trust will, in accordance with exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes a fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an open-end ETF’s outstanding shares, notify the open-end ETF of the investment.
Further, each business day, each fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the funds in the secondary market. This information typically reflects each fund’s anticipated holdings on the following business day.
In addition, each fund discloses its portfolio holdings and the percentages they represent of the fund’s net assets at least monthly, and as often as each day the fund is open for business, at www.schwabetfs.com/prospectus.
Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units may be provided to other entities that provide services to the funds in the ordinary course of business after it has been disseminated to the NSCC.
The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.
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The funds may disclose non-material information including commentary and aggregate information about the characteristics of the funds in connection with or relating to the funds or their portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.
Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning the funds. Commentary and analysis includes, but is not limited to, the allocation of the funds’ portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of the funds, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of the funds.
Portfolio Transactions
The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. The funds generally do not incur any commissions or sales charges when they invest in underlying Schwab Funds or Laudus Funds, but they may incur such costs if they invest directly in other types of securities or in unaffiliated funds. Purchases and sales of securities on a stock exchange, including ETF shares, or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Exchange fees may also apply to transactions effected on an exchange. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the funds may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.
The investment adviser seeks to obtain the best execution for the funds' portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; and provision of additional brokerage or research services or products. In addition, the investment adviser may have incentive sharing arrangements with certain unaffiliated brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.
The investment adviser may cause the funds to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems
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developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.
The investment adviser may receive a service from a broker or dealer that has both a “research” and a “non-research” use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.
The investment adviser may purchase new issues of securities in a fixed price offering for the funds. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.
The investment adviser may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.
The investment adviser may aggregate securities sales or purchases among two or more funds. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.
In determining when and to what extent to use Charles Schwab & Co. Inc. (“Schwab”) or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the funds' Board, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.
PROXY VOTING
The Board has delegated the responsibility for voting proxies to CSIM through its Advisory Agreement. The Trustees have adopted CSIM’s Proxy Voting Policy and Procedures with respect to proxies voted on behalf of the various Schwab Funds’ portfolios. A description of CSIM’s Proxy Voting Policy and Procedures is included in the Appendix — Proxy Voting Policy and Procedures.
The Trust is required to disclose annually each fund’s complete proxy voting record on Form N-PX. The fund’s proxy voting record for the most recent 12 month period ended June 30th will be available by visiting the Schwab ETFs website at www.schwabetfs.com/prospectus. A fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.
Brokerage Commissions
The following table shows the brokerage commissions paid by the fund for the past three fiscal years or, if shorter, the period of the fund’s operations:
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Fund	Commencement of Operations	2012	2013	2014
Schwab U.S. Broad Market ETF	Oct. 30, 2009	$46,381	$56,622	$51,366
Schwab U.S. Large-Cap ETF	Oct. 30, 2009	$15,819	$35,518	$25,759
Schwab U.S. Large-Cap Growth ETF	Dec. 9, 2009	$16,943	$30,033	$16,788
Schwab U.S. Large-Cap Value ETF	Dec. 9, 2009	$13,897	$26,043	$19,946
Schwab U.S. Mid-Cap ETF	Jan. 12, 2011	$21,684	$66,663	$27,567
Schwab U.S. Small-Cap ETF	Oct. 30, 2009	$88,278	$120,901	$135,420
Schwab U.S. Dividend Equity ETF	Oct. 19, 2011	$22,737	$46,507	$18,284
Schwab International Equity ETF	Oct. 30, 2009	$16,219	$46,800	$83,544
Schwab International Small-Cap Equity ETF	Jan. 13, 2010	$5,579	$12,835	$15,885
Schwab Emerging Markets Equity ETF	Jan. 13, 2010	$95,827	$235,633	$186,244
Regular Broker-Dealers
Each fund’s regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund’s shares. During the fiscal year ended August 31, 2014, the funds named below purchased securities issued by the following broker-dealers:
Fund	Regular Broker-Dealer	Value of Fund's Holdings as of August 31, 2014*
Schwab U.S. Broad Market ETF	Wells Fargo Securities LLC	$40,815,222
	J.P. Morgan Securities LLC	$37,319,737
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$28,028,072
	Goldman Sachs & Co.	$12,411,786
	Bank of New York Mellon Corp.	$7,538,859
	Charles Schwab & Co., Inc.	$5,488,717
	Stifel Nicolaus & Co., Inc.	$462,952
	Susquehanna Financial Group, LLP	$310,942
	KCG Americas, LLC	$186,521
	Investment Technology Group, Inc.	$111,376

Schwab U.S. Large-Cap ETF	J.P. Morgan Securities LLC	$36,912,029
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$27,707,881
	Goldman Sachs & Co.	$12,306,469
	Charles Schwab & Co., Inc.	$5,463,029

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Fund	Regular Broker-Dealer	Value of Fund's Holdings as of August 31, 2014*
Schwab U.S. Large-Cap Growth ETF	Charles Schwab & Co., Inc.	$5,014,567

Schwab U.S. Large-Cap Value ETF	J.P. Morgan Securities LLC	$26,982,155
	Goldman Sachs & Co.	$8,962,306

Schwab U.S. Small-Cap ETF	Susquehanna Financial Group, LLP	$1,564,997
	KCG Americas, LLC	$851,608
	Investment Technology Group, Inc.	$539,221

Schwab International Equity ETF	HSBC Securities (U.S.A), Inc.	$34,255,289
	Credit Suisse Securities (USA) LLC	$5,974,116
	Macquarie Capital (USA) Inc.	$2,953,126
	RBS Securities, Inc.	$1,946,982

Schwab Emerging Markets Equity ETF	Banco Santander, S.A.	$3,699,538
*	Includes securities issued by regular broker-dealer’s parent and affiliates, if any.
Description Of The Trust
Each fund is a series of Schwab Strategic Trust, an open-end investment management company organized as a Delaware statutory trust on January 27, 2009.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees.
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided on the Declaration of Trust) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.
There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may
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only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
The Trust may, without shareholder vote, restate, amend or otherwise supplement the Declaration of Trust. Shareholders shall have the right to vote on any amendment that could affect their right to vote, any amendment to the Amendments section, any amendment for which shareholder vote may be required by applicable law or by the Trust’s registration statement filed with the SEC, and on any amendment submitted to them by the Trustees.
Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.
Purchase, Redemption And Pricing Of Shares
Creation and Redemption of Creation Units
The funds are open each day that the New York Stock Exchange (“NYSE”) is open (“Business Days”). The NYSE’s trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE’s trading session closes early. The following holiday closings are currently scheduled for 2015: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Only orders that are received and deemed acceptable by the Distributor no later than the time specified by the Trust will be executed that day at a fund’s share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase and redemption orders must be received by the Distributor that day to be executed that day at that day’s share price.
Creation. The Trust issues and sells shares of the funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day, for an order received and deemed acceptable by the Distributor.
Fund Deposit. The consideration for purchase of Creation Units of the funds may consist of (i) the in-kind deposit of a designated portfolio of securities closely approximating the holdings of a fund (the “Deposit Securities”), and (ii) an amount of cash denominated in U.S. Dollars (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a fund.
The funds may accept a basket of money market instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket. The funds may permit or require the consideration for Creation Units to consist solely of cash or non-U.S. currency. The funds may permit or require the substitution of an amount of cash denominated in U.S. Dollars (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security. For example, the Trust reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in
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the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations.
The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty tax or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.
The identity and amount of Deposit Securities and Cash Component for a fund changes as the composition of the fund’s portfolio changes and as rebalancing adjustments and corporate action events are reflected from time to time by CSIM with a view to the investment objective of the fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a fund’s benchmark index. The funds also reserve the right to include or remove Deposit Securities from the basket in contemplation of index rebalancing changes.
A fund or its agent, through the NSCC or otherwise, makes available on each Business Day, prior to the opening of business on the NYSE Arca, Inc. Exchange (currently 9:30 a.m., Eastern time), the current Fund Deposit for the fund. Such Deposit Securities are applicable, subject to any adjustments, in order to effect creations of Creation Units of the fund until such time as the next-announced composition of the Deposit Securities is made available.
Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a fund, an entity must be a Depository Trust Company (“DTC”) participant, such as a broker-dealer, bank, trust company, clearing corporation or certain other organization, some of whom (and/or their representatives) own DTC (each a “DTC Participant”). DTC acts as securities depositary for the shares. The DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A DTC Participant that has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a fund, however created, will be entered on the records of DTC in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
All orders to create shares must be placed for one or more Creation Units. Orders must be transmitted by an Authorized Participant pursuant to procedures set forth in the Participant Agreement. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
On days when the New York Stock Exchange or U.S. or non-U.S. bond markets close earlier than normal, a fund may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.
If the Distributor does not receive both the required Deposit Securities and the Cash Component by the specified time on the settlement date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a fund. The delivery of Creation Units so created generally will occur no later than the settlement date.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the
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shares on the date the order is placed since, in addition to available Deposit Securities, U.S. cash (or an equivalent amount of non-U.S. currency) must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110% (with respect to Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF (“Domestic Funds”)) or 115% (with respect to Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, and Schwab Emerging Markets Equity ETF (“International Funds”)), which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with a fund pending delivery of any missing Deposit Securities. The Authorized Participant must deposit with the custodian the appropriate amount of federal funds by 10:00 a.m. New York time (or such other time as specified by the Trust) on the settlement date. If the Distributor does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a fund for losses, if any, resulting therefrom. An additional amount of U.S. cash (or an equivalent amount of non-U.S. currency) shall be required to be deposited with the Distributor, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% or 115% as required, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Distributor or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.
Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of a fund. For example, the Trust may reject or revoke acceptance of an order, if (i) the order does not conform to the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by a fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or CSIM, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the custodian, the Distributor or CSIM make it for all practical purposes impossible to process creation orders. Examples of such circumstances include natural disaster, war, revolution; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, CSIM, the Distributor, DTC, NSCC, custodian (or sub-custodian) or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, custodian (or sub-custodian) and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
Creation/Redemption Transaction Fee. The funds may impose a “Transaction Fee” on investors purchasing or redeeming Creation Units. The Transaction Fee will be limited to amounts that have been determined by CSIM to be appropriate. The purpose of the Transaction Fee is to protect the existing shareholders of the funds from the dilutive costs associated with the purchase and redemption of Creation Units. Where the funds permit cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the funds of buying (or selling) those particular Deposit Securities. Transaction Fees will differ for the funds, depending on the transaction expenses related to the
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funds’ portfolio securities. Every purchaser of a Creation Unit will receive a prospectus that contains disclosure about the Transaction Fee, including the maximum amount of the additional variable Transaction Fee charged by the funds.
The following table shows, as of December 1, 2014, the approximate value of one Creation Unit of the funds and sets forth the standard and additional creation/redemption transaction fee for the funds.
Name of Fund	Approximate Value of One Creation Unit	Standard Creation/Redemption Transaction Fee	Maximum Additional Creation Transaction Fee*	Maximum Additional Redemption Transaction Fee*
Schwab U.S. Broad Market ETF	$2,481,251	$1,500	3.0%	2.0%
Schwab U.S. Large-Cap ETF	$2,453,102	$500	3.0%	2.0%
Schwab U.S. Large-Cap Growth ETF	$2,578,987	$500	3.0%	2.0%
Schwab U.S. Large-Cap Value ETF	$2,210,973	$500	3.0%	2.0%
Schwab U.S. Mid-Cap ETF	$2,005,287	$500	3.0%	2.0%
Schwab U.S. Small-Cap ETF	$2,675,532	$1,500	3.0%	2.0%
Schwab U.S. Dividend Equity ETF	$2,017,640	$250	3.0%	2.0%
Schwab International Equity ETF	$3,076,553	$15,000	3.0%	2.0%
Schwab International Small- Cap Equity ETF	$2,985,517	$12,500	3.0%	2.0%
Schwab Emerging Markets Equity ETF	$2,523,602	$6,000	3.0%	2.0%
*	As a percentage of the total amount invested or redeemed.
Placement of Redemption Orders. The process to redeem Creation Units works much like the process to purchase Creation Units, but in reverse. Orders to redeem Creation Units of the funds must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders must be accompanied or followed by the requisite number of shares of the funds specified in such order, which delivery must be made to the Distributor no later than 10:00 a.m. New York time on the next Business Day following the Transmittal Date. All other procedures set forth in the Participant Agreement must be properly followed.
A fund’s securities received on redemption will generally correspond pro rata, to the extent practicable, to the securities in the fund’s portfolio. Fund securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a fund in connection with higher levels of redemption activity and/or short interest in the fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
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To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request but is unable to transfer all or part of the Creation Units to be redeemed to the Distributor, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 110% for the Domestic Funds and 115% for the International Funds, which CSIM may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars (or, at the discretion of the Trust, non-U.S. currency in an equivalent amount) in immediately-available funds and shall be held by the custodian and marked to market daily. The fees of the custodian (and any sub-custodians) in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Trust, on behalf of the funds, is permitted to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.
If the requisite number of shares of a fund is not delivered on the Transmittal Date as described above the fund may reject or revoke acceptance of the redemption request. If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in U.S. cash and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a fund next determined after the redemption request is received (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. Non-U.S. market holiday schedules, coupled with standard settlement cycles, may require that the fund extend settlement longer than seven, but not greater than twelve, calendar days. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays.
Appendix - Non-U.S. Market Holiday Schedules of this SAI includes a list of the dates in the 2015 calendar year on which non-U.S. market holdings may affect the relevant securities markets of the listed countries. The list is based on information available to the funds. The list may not be accurate or complete and is subject to change.
In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act or pursuant to exemptive relief obtained by the Trust. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to the funds (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Large Shareholder Redemptions. Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings
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in a fund, to the extent such redemptions are not executed in the secondary market but rather directly with a fund through an Authorized Participant, may impact a fund’s liquidity and NAV. These redemptions may also force a fund to sell securities, which may negatively impact the fund’s brokerage costs.
Pricing of Shares
Each business day, the funds calculate their share price, or NAV, as of the close of the NYSE (generally, 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund’s portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems to be unreliable are required to be valued at fair value using procedures approved by the Board.
To the extent a fund invests in foreign securities, shareholders should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of a fund’s securities may change on days when it is not possible to buy or sell shares of the fund. The funds use approved pricing sources to provide values for their portfolio securities. Current market values are generally determined by the approved pricing sources as follows: generally, securities traded on exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the official closing price or last sales price on the exchange where the securities are primarily traded with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing sources. Securities may be fair valued pursuant to procedures approved by the funds’ Board when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board regularly reviews fair value determinations made by the funds pursuant to the procedures.
NOTE: Transactions in fund shares will be priced at NAV only if you purchase or redeem shares directly from a fund in Creation Units. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher (premium) or lower (discount) than NAV.
Taxation
Federal Tax Information for the Funds
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is each fund’s policy to qualify for taxation as a “regulated investment company” (“RIC”) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, each fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. Each fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. To qualify for treatment as a RIC, a fund must, among other requirements, distribute
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annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of a fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a fund to satisfy the requirements for qualification as a RIC.
Dividends and interest received from a fund’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the funds meet certain requirements, which include a requirement that more than 50% of the value of the funds' total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the funds should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid to the funds, subject to certain limitations. Pursuant to this election, the funds will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then, subject to certain limitations, either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the funds make this election, the funds will report annually to its shareholders the respective amounts per share of the funds' income from sources within, and taxes paid to, foreign countries and U.S. possessions.
The funds’ transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the
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funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the funds as a RIC and minimize the imposition of income and excise taxes.
If the funds own shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the funds will be subject to one of the following special tax regimes: (i) the funds are liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the funds as a dividend to its shareholders; (ii) if the funds were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the funds would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the funds’ pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the funds; or (iii) the funds may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.
A fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
Each fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. Each fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the fund’s other investments and shareholders are advised on the nature of the distributions.
With respect to investments in zero coupon securities or other securities which are issued with “original issue discount”, a fund will be required to include as part of its current income the imputed interest on such obligations even though the fund has not received any interest payments on such obligations during that period. Because each
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fund distributes all of its net investment income to its shareholders, a fund may have to sell fund securities to distribute such imputed income which may occur at a time when the adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in each fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the funds.
Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by a fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that a fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of a fund become ex-dividend with respect to such dividend (and each fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by each fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of a fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
A fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.
If a fund makes a distribution to a shareholder in excess of a fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
For corporate investors in a fund, dividend distributions a fund reports as dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the
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fund were a regular corporation. Distributions by a fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.
A sale of shares in a fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum tax rate on long-term capital gains available to non-corporate shareholders is generally either 15% or 20%, depending on whether the taxpayer’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of a fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred by the fund in the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses arise in fiscal years beginning after the enactment date exclude any elective post-October capital losses deferred during the period from November 1 to the end of the fund’s fiscal year. In addition, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, each fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund where, for example, (i) the fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), thereby causing the fund to derive “excess inclusion income,” or (ii) its shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. In addition, tax may be imposed on a fund on the portion of any excess inclusion income allocable to any shareholders that are classified as “disqualified organizations.” There are no restrictions preventing a fund from holding investments in REITs that hold residual interests in REMICs, and a fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Each fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351
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of the Internal Revenue Code, the respective fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. Each fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Backup Withholding — Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Disclosure for Non-U.S. Shareholders —Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that for a fund’s taxable year beginning before January 1, 2014 ( or a later date, if extended by the U.S. Congress), U.S. source interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding tax if a fund elects to report such dividends in written notice. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of a fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in a fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by a fund from investments in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) may be classified as “excess inclusion income.” In respect of foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Reportable Transactions — Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.
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Appendix - Non-U.S. Market Holiday Schedules
The following list sets forth the dates in the 2015 calendar year on which non-U.S. market holdings may affect the relevant securities markets of the listed countries. The list is based on information available to the funds. The list may not be accurate or complete and is subject to change.
Australia
January 1 January 26 March 9	April 3 April 6 June 8	August 3 October 5 November 3	December 24 December 25	December 28 December 31
Austria
January 1 January 6 April 3	April 6 May 1 May 14	May 25 June 4 October 26	December 8 December 24	December 25 December 31
Belgium
January 1	April 3	May 1	December 25	December 31
Brazil
January 1 February 16 February 17	April 3 April 21 May 1	June 4 July 9	November 20 December 24	December 25 December 31
Canada
January 1 February 16	April 3 May 18	July 1 August 3	September 7 October 12	December 25 December 28
Chile
January 1 April 3 May 1	May 21 June 29	July 16 September 18	October 12 December 8	December 25 December 31
China
January 1 January 2 February 19 February 20	February 23 February 24 February 25	April 6 May 1 June 22	September 28 October 1 October 2	October 5 October 6 October 7
Colombia
January 1 January 12 March 23 April 2	April 3 May 1 May 18	June 8 June 15 August 7	August 17 October 12 November 2	November 16 December 8 December 25
The Czech Republic
January 1 April 3 April 6	May 1 May 8 July 6	September 28 October 28	November 17 December 24	December 25 December 31
Denmark
January 1 April 2 April 3	April 6 May 1 May 14	May 15 May 25	June 5 December 24	December 25 December 31
Egypt
The Egyptian market is closed every Friday.
January 1 January 3 January 7 January 25	April 12 April 13 April 25 May 1	July 1 July 17 July 18 July 23	September 22 September 23 September 24	October 6 October 14 December 23
Finland
January 1 January 6	April 3 April 6	May 1 May 14	June 19 December 24	December 25 December 31

France
January 1 April 3	April 6	May 1	December 25	December 31
Germany
January 1 April 3	April 6 May 1	May 25 December 24	December 25	December 31
Greece
January 1 January 6 February 23	March 25 April 3 April 6	April 10 April 13 May 1	June 1 October 28	December 24 December 25
Hong Kong
January 1 February 18 February 19 February 20	April 3 April 6 April 7	May 1 May 25 July 1	September 28 October 1 October 21	December 24 December 25 December 31
Hungary
January 1 January 2 April 3	April 6 May 1 May 25	August 20 August 21	October 23 December 24	December 25 December 31
India
January 26 March 5	April 1 April 3	April 14 May 1	September 24 October 2	October 23 December 25
Indonesia
January 1 February 19 April 3 May 1	May 14 June 2 July 16	July 17 July 20 July 21	August 17 September 24 October 14	December 24 December 25 December 31
Ireland
January 1 April 3	April 6 May 4	June 1	December 25	December 28
Israel
The Israel market is closed every Friday.
March 5 April 9 April 22	April 23 May 24 July 26	September 13 September 14 September 15	September 22 September 23 September 27	September 28 October 4 October 5
Italy
January 1 April 3	April 6 May 1	December 24	December 25	December 31
Japan
January 1 January 2 January 12 February 11	March 21 April 29 May 3 May 4	May 5 May 6 July 20 September 21	September 22 September 23 October 12 November 3	November 23 December 23 December 31
Luxembourg
January 1 April 3	April 6 May 1	December 24	December 25	December 31
Malaysia
January 1 January 3 February 1 February 3	February 19 February 20 May 1 May 13	June 6 July 4 July 17 July 18	August 31 September 16 September 24 October 14	November 10 December 24 December 25
Mexico
January 1 February 2	March 16 April 2	April 3 May 1	September 16 November 20	December 25

Netherlands
January 1 April 3	April 6	May 1	December 25	December 31
New Zealand
January 1 January 2	February 6 April 3	April 6 April 27	June 1 October 26	December 25 December 28
Norway
January 1 April 2	April 3 April 6	May 1 May 14	May 25 December 24	December 25 December 31
Philippines
January 1 January 2 February 19 April 2	April 3 April 9 May 1	June 12 August 21 August 31	November 1 November 30 December 24	December 25 December 30 December 31
Poland
January 1 January 6	April 3 April 6	May 1 June 4	November 11 December 24	December 25 December 31
Portugal
January 1 April 3	April 6	May 1	December 25	December 31
Russia
January 1 January 2	January 7 February 23	March 9 May 1	May 4 May 11	June 12 November 4
Singapore
January 1 February 19 February 20	April 3 May 1	June 1 July 17	August 10 September 24	November 10 December 25
South Africa
January 1 March 21 April 3	April 6 April 27 May 1	June 16 August 9 August 10	September 24 December 16	December 25 December 26
South Korea
January 1 February 18 February 19 February 20	March 1 May 5 May 25	June 6 August 15 September 26	September 27 September 28 September 29	October 3 October 9 December 25
Spain
January 1	April 3	April 6	May 1	December 25
Sweden
January 1 April 2 April 3	April 6 May 1 May 14	May 15 May 25	June 5 December 24	December 25 December 31
Switzerland
January 1 January 2	April 3 April 6	May 1 May 14	May 25 December 24	December 25 December 31
Taiwan
January 1 January 2 February 16	February 17 February 18 February 19	February 20 February 23 February 27	April 3 April 6 May 1	June 19 September 28 October 9
Thailand
January 1 March 4 April 6 April 13	April 14 April 15 May 1	May 5 June 1 July 1	July 30 August 12 October 23	December 7 December 10 December 31

Turkey
January 1 April 23 May 1	May 19 July 16	July 17 September 23	September 24 September 25	October 28 October 29
United Kingdom
January 1 April 3	April 6 May 4	May 25 August 31	December 24 December 25	December 28 December 31

Appendix - Proxy Voting Policy and Procedures

Charles Schwab Investment Management, Inc.

The Charles Schwab Family of Funds

Schwab Investments

Schwab Capital Trust

Schwab Annuity Portfolios

Laudus Trust

Laudus Institutional Trust

Schwab Strategic Trust

Proxy Voting Policy and Procedures

As of February 2014

Charles Schwab Investment Management, Inc. (“CSIM”), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM’s Proxy Committee exercises and documents CSIM’s responsibility with regard to voting of client proxies (the “Proxy Committee”). The Proxy Committee is composed of representatives of CSIM’s Fund Administration, Portfolio Management, and Legal Departments, and chaired by CSIM’s Chief Investment Officer, Equities or his/her delegate. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the “CSIM Proxy Procedures”) pertain to all of CSIM’s clients.

The Boards of Trustees (the “Trustees”) of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (“Schwab Funds”) have delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. In addition, the Boards of Trustees (the “Trustees”) of Laudus Trust and Laudus Institutional Trust (“Laudus Funds”) and the Schwab Strategic Trust (“Schwab ETFs”; collectively, the Schwab Funds, the Laudus Funds and the Schwab ETFs are the “Funds”) have delegated the responsibility for voting proxies to CSIM through their respective investment advisory and administration agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds, Laudus Funds, and Schwab ETFs portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds, Laudus Funds and Schwab ETFs Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Glass Lewis & Co. (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

Proxy Voting Policy

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM’s policy to vote proxies in the manner that CSIM and the Proxy Committee believes will maximize the economic benefit to CSIM’s clients. In furtherance of this policy, the Proxy Committee has received and reviewed Glass Lewis’ written proxy voting policies and procedures (“Glass Lewis’ Proxy Procedures”) and has determined that Glass Lewis’ Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM’s fiduciary duty with respect to its clients. The Proxy Committee has also implemented custom policies as set forth below. The Proxy Committee will review any material amendments to Glass Lewis’ Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM’s fiduciary duty with respect to its clients.

Except under each of the circumstances described below, the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies, including timely submission of votes, on behalf of CSIM’s clients in accordance with Glass Lewis’ Proxy Procedures.

For proxy issues that the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff believe raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of Glass Lewis. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company’s industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct Glass Lewis to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares to seek to maximize the value of that particular holding.

With respect to proxies of a Fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the Fund (i.e., “echo vote”), unless otherwise required by law. When required by law or applicable exemptive order, the Proxy Committee will also “echo vote” proxies of an unaffiliated mutual fund or exchange traded fund (“ETF”). For example, certain exemptive orders issued to the Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Funds, under certain circumstances, to “echo vote” proxies of registered investment companies that serve as underlying investments of the Funds. When not required to “echo vote,” the Proxy Committee will delegate to Glass Lewis responsibility for voting proxies of an unaffiliated mutual fund or ETF in accordance with Glass Lewis’ Proxy Procedures, subject to the custom policies set forth below.

In addition, with respect to holdings of The Charles Schwab Corporation (“CSC”) (ticker symbol: SCHW), the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of CSC (i.e., “echo vote”), unless otherwise required by law.

Exceptions from Glass Lewis’ Proxy Procedures: The Proxy Committee has reviewed the particular policies set forth in Glass Lewis’ Proxy Procedures and has determined that the implementation of the following custom policies is consistent with CSIM’s fiduciary duty to its clients:

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Independent Chairman: With respect to shareholder proposals requiring that a company chairman’s position be filled by an independent director, the Proxy Committee has instructed Glass Lewis to vote with management on such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals requiring that the chairman’s position be filled by an independent director in accordance with Glass Lewis’ Proxy Procedures. In cases where a company is a registered investment company, the Proxy Committee has instructed Glass Lewis to vote with management on such proposals. Additionally, with respect to the election of a director who serves as the governance committee chair (or, in the absence of a governance committee, the chair of the nominating committee), the Proxy Committee has instructed Glass Lewis to vote for the director in cases where the company chairman’s position is not filled by an independent director and an independent lead or presiding director has not been appointed.

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Classified Boards: With respect to shareholder proposals declassifying a staggered board in favor of the annual election of directors, the Proxy Committee has instructed Glass Lewis to vote with management on such proposals unless the company does not meet the applicable minimum total shareholder return threshold, as calculated below. In cases where a company fails to meet the threshold, the Proxy Committee has instructed Glass Lewis to vote the shareholder proposals declassifying a staggered board in favor of the annual election of directors in accordance with Glass Lewis’ Proxy Procedures.

•

Proxy Access: With respect to shareholder proposals requesting proxy access for shareholders, the Proxy Committee has instructed Glass Lewis to vote with management on such proposals unless the company does not meet one of the following triggers:

•	The company did not implement a shareholder proposal that was passed by shareholders at two previous shareholder meetings.

•	The company nominated directors for election that did not receive a majority of shareholder support at the previous shareholder meeting.

•	The company had material financial statement restatements.

•	The company’s board adopted a poison pill during the past year and did not put the adoption up for shareholder approval.

In cases where a company fails to meet the threshold or one of the triggers, the Proxy Committee has instructed Glass Lewis to vote shareholder proposals requesting proxy access in accordance with Glass Lewis’ Proxy Procedures.

Glass Lewis uses a three-year total return performance methodology to calculate the applicable minimum total shareholder return threshold. If a company’s total annual shareholder return is in the bottom 25% of its Global Industry Classification Standard (GICS) industry group constituent companies’ total annual shareholder returns for three consecutive years, the company will be deemed not to have met the threshold.

If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, CSIM will generally abstain, however (1) two members of the Proxy Committee, including at least one representative from Portfolio Management, in consultation with the Chair of the Proxy Committee or his/her designee, may decide how to vote such proxy, or (2) the Proxy Committee may meet to decide how to vote such proxy.

Conflicts of Interest. Except as described above for proxies solicited by the Funds or CSC and the exceptions to Glass Lewis’ Proxy Procedures, proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM’s clients, CSIM will delegate to Glass Lewis responsibility for voting such proxies in accordance with Glass Lewis’ Proxy Procedures.

Voting Foreign Proxies. CSIM has arrangements with Glass Lewis for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

•	proxy statements and ballots written in a foreign language;

•	untimely and/or inadequate notice of shareholder meetings;

•	restrictions of foreigner’s ability to exercise votes;

•	requirements to vote proxies in person;

•	requirements to provide local agents with power of attorney to facilitate CSIM’s voting instructions.

In consideration of the foregoing issues, Glass Lewis uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time before and/or after the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs Glass Lewis not to vote such foreign proxies.

Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund’s securities on loan and vote such securities’ proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer’s annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM’s policy to use its best efforts to recall securities on loan and vote such securities’ proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material. CSIM may also recall securities on loan and vote such securities’ proxies in its discretion.

Sub-Advisory Relationships. Where CSIM has delegated day-to-day investment management responsibilities to an investment sub-adviser, CSIM may (but generally does not) delegate proxy voting responsibility to such investment sub-adviser. Each sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser’s proxy voting policy to determine whether it believes that each sub-adviser’s proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

Reporting and Record Retention

CSIM will maintain, or cause Glass Lewis to maintain, records that identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients’ proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY PAPERTM
GUIDELINES
2014 PROXY SEASON
AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE
UNITED STATES
COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

I

II

III

I. OVERVIEW OF SIGNIFICANT UPDATES FOR 2014

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING BOARD DECLASSIFICATION

•

We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board declassification, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year’s annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.

POISON PILLS WITH A TERM OF ONE YEAR OR LESS

•

We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

DUAL-LISTED COMPANIES

•

We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

•	We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER INDEPENDENCE AND COMPENSATION CONSULTANTS

•

We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July 1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or October 31, 2014.

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II. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

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NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

2	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
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We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

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This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5

We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

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This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

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With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

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We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

4

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[11]

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

9	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
10	Spencer Stuart Board Index, 2013, p. 5
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However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor if we recommend to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

6

•

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

12	Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
13	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

14

As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

15

Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.

The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18.

All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

16

As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17

Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

18

Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

19	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

20

As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

21

Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

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2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[22]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

22

In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

15.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:24

1.

All members of the governance committee[25] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights – i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[26] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[27] when the chairman is not independent and an independent lead or presiding director has not been appointed.[28]

23	In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
24

As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25

If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26

Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27

As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28

We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

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3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[31] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

29

A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30

As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

31

As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32

In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33

In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

34

Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

35

A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

36	We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

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Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.[39]

3.

A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.

All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

37	Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38

Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

39	Spencer Stuart Board Index, 2013, p. 6.
40

We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41	Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

42

The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled,” we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

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2.

Adoption of an exclusive forum provision: Consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

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The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.

Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.

Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates

43

Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

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a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

44	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
45	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
46	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
47	Spencer Stuart Board Index, 2013, p. 4
48	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.49 During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

49	Spencer Stuart Board Index, 2013, p. 13

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ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

50	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[51]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

51

An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

•	The overall design and structure of the company’s executive compensation program including performance metrics;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Bonus or long-term plan targets set at less than mean or negative performance levels;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 28).

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In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

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Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

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RECOUPMENT (“CLAWBACK”) PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

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•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

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VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

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•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

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OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.52

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

52	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”53 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

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Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

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REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

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Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

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We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

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SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

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•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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VI. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives.

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DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

44

SAN FRANCISCO
Headquarters
Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200
NEW YORK
Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716
AUSTRALIA
CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866
IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292 800
Fax: +353 61 292 899

PROXY PAPERTM
GUIDELINES
2014 PROXY SEASON
AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE
INTERNATIONAL
COPYRIGHT 2014 GLASS LEWIS, & CO., LLC

I

I. ELECTION OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSITION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

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•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

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II. FINANCIAL REPORTING

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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III. COMPENSATION

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•

Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

LONG TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

PERFORMANCE-BASED EQUITY COMPENSATION

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

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Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

RETIREMENT BENEFITS FOR DIRECTORS

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

6

ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

8

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

9

SAN FRANCISCO
Headquarters

Glass, Lewis & Co., LLC
One Sansome Street
Suite 3300
San Francisco, CA 94104
Tel: +1 415-678-4110
Tel: +1 888-800-7001
Fax: +1 415-357-0200

NEW YORK
Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716
AUSTRALIA

CGI Glass Lewis Pty Limited
Suite 8.01, Level 8,
261 George St
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

IRELAND
Glass Lewis Europe, Ltd.
15 Henry Street
Limerick, Ireland
Phone: +353 61 292 800
Fax: +353 61 292 899

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS.

(a)(1)	Certificate of Trust, dated January 27, 2009, of Schwab Strategic Trust (the “Registrant” or the “Trust”) is incorporated by reference to Exhibit (a)(1) of the Registrant’s Registration Statement, filed July 15, 2009.

(a)(2)	Registrant’s Amended and Restated Agreement and Declaration of Trust, dated October 12, 2009, is incorporated by reference to Exhibit (a)(3) of Pre-Effective Amendment No. 2 of the Registrant’s Registration Statement, filed October 27, 2009 (hereinafter referred to as “Pre-Effective Amendment No. 2”).

(b)	Registrant’s By-Laws, dated January 26, 2009, is incorporated by reference to Exhibit (b) of the Registrant’s Registration Statement, filed July 15, 2009.

(c)	Reference is made to Article 5 of the Registrant’s Agreement and Declaration of Trust.

(d)(1)	Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 1 of the Registrant’s Registration Statement, filed April 21, 2010 (hereinafter referred to as “PEA No. 1”).

(d)(2)	Amendment No. 1, dated July 26, 2010, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 3 of the Registrant’s Registration Statement, filed July 23, 2010 (hereinafter referred to as “PEA No. 3”)

(d)(3)	Amendment No. 2, dated December 17, 2010, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 7 of the Registrant’s Registration Statement, filed April 15, 2011 (hereinafter referred to as “PEA No. 7”).

(d)(4)	Amendment No. 3, dated July 1, 2011, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 12 of the Registrant’s Registration Statement, filed July 8, 2011 (hereinafter referred to as “PEA No. 12”).

(d)(5)	Amendment No. 4, dated October 1, 2011, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 17 of the Registrant’s Registration Statement, filed October 14, 2011 (hereinafter referred to as “PEA No. 17”).

(d)(6)	Amendment No. 5, dated September 20, 2012, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 27 of the Registrant’s Registration Statement, filed on November 21, 2012 (hereinafter referred to as “PEA No. 27”).

(d)(7)	Amendment No. 6, dated March 11, 2013, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 35 of the Registrant’s Registration Statement, filed on April 26, 2013 (hereinafter referred to as “PEA No. 35”).

(d)(8)	Amendment No. 7, dated August 8, 2013, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 46 of the Registrant’s Registration Statement, filed on August 8, 2013 (hereinafter referred to as “PEA No. 46”).

(d)(9)	Amendment No. 8, dated March 5, 2014, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 68 of Registrant’s Registration Statement, filed on April 25, 2014 (hereinafter referred to as “PEA No. 68”).

(d)(10)	Amendment No. 9, dated April 18, 2014, to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated herein by reference to Exhibit (d)(10) of PEA No. 68 of Registrant’s Registration Statement, filed on April 25, 2014 (hereinafter referred to as “PEA No. 68”).

(d)(11)	Form of Amendment No. 10 to the Advisory Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (d)(11) of PEA No. 77.

(e)(1)	Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated by reference to Exhibit (e) of PEA No. 1.

(e)(2)	Amendment No. 1, dated July 26, 2010, to Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(2) of PEA No. 3.

(e)(3)	Amendment No. 2, dated December 17, 2010, to Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(3) of PEA No. 7.

(e)(4)	Amendment No. 3, dated July 1, 2011, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(4) of PEA No. 12.

(e)(5)	Amendment No. 4, dated October 1, 2011, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(5) of PEA No. 17.

(e)(6)	Amendment No. 5, dated August 8, 2013, to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(6) of PEA No. 46.

(e)(7)	Form of Amendment No. 6 to the Distribution Agreement between the Registrant and SEI Investments Distribution Co., dated October 12, 2009, is incorporated by reference to Exhibit (e)(7) of PEA No. 77.

(f)	Not applicable.

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 1 of Registrant’s Registration Statement, filed October 7, 2009 (hereinafter referred to as “Pre-Effective Amendment No. 1”).

(g)(2)	Amendment, dated October 8, 2009, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005 is incorporated by reference to Exhibit (g)(2) of PEA No. 1.

(g)(3)	Amendment, dated July 26, 2010, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, filed September 24, 2010 (hereafter referred to as “PEA No. 4”) is incorporated by reference to Exhibit (g)(3) of PEA No. 4.

(g)(4)	Amendment, dated December 17, 2010, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(4) of PEA No. 7.

(g)(5)	Amendment, dated July 1, 2011, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(5) of PEA No. 12.

(g)(6)	Amendment, dated October 1, 2011, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(6) of PEA No. 17.

(g)(7)	Amendment, dated July 8, 2013, to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(7) of PEA No. 56.

(g)(8)	Form of Amendment to the Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 17, 2005, is incorporated by reference to Exhibit (g)(8) of PEA No. 77.

(h)(1)	Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc, dated October 12, 2009, is incorporated by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1.

(h)(1)(a)	Amendment No. 1, dated July 26, 2010, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(8) of PEA No. 3.

(h)(1)(b)	Amendment No. 2, dated December 17, 2010, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(1)(b) of PEA No. 7.

(h)(1)(c)	Amendment No. 3, dated July 1, 2011, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(1)(c) of PEA No. 12.

(h)(1)(d)	Amendment No. 4, dated October 1, 2011, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(1)(d) of PEA No. 17.

(h)(1)(e)	Amendment No. 5, dated August 8, 2013, to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(1)(e) of PEA No. 46.

(h)(1)(f)	Form of Amendment No. 6 to the Administration Agreement between the Registrant and Charles Schwab Investment Management, Inc., dated October 12, 2009, is incorporated by reference to Exhibit (h)(1)(f) of PEA No. 77.

(h)(2)	Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1.

(h)(2)(a)	Amendment, dated July 26, 2010, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, filed September 24, 2010 is incorporated by reference to Exhibit (h)(9) of PEA No. 4.

(h)(2)(b)	Amendment, dated December 17, 2010, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2)(b) of PEA No. 7.

(h)(2)(c)	Amendment, dated July 1, 2011, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2)(c) of PEA No. 12.

(h)(2)(d)	Amendment, dated October 1, 2011, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2)(d) of PEA No. 17.

(h)(2)(e)	Amendment, dated July 8, 2013, to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2)(e) of PEA No. 56.

(h)(2)(f)	Form of Amendment to the Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 8, 2009, is incorporated by reference to Exhibit (h)(2)(f) of PEA No. 77.

(h)(3)	Authorized Participant Agreement is incorporated by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1.

(h)(4)	Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 1.

(h)(4)(a)	Amendment, dated October 8, 2009, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5) of PEA No. 1.

(h)(4)(b)	Amendment, dated July 26, 2010, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, filed September 24, 2010 is incorporated by reference to Exhibit (g)(10) of PEA No. 4.

(h)(4)(c)	Amendment, dated December 17, 2010, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4)(c) of PEA No. 7.

(h)(4)(d)	Amendment, dated July 1, 2011, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4)(d) of PEA No. 12.

(h)(4)(e)	Amendment, dated October 1, 2011, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4)(e) of PEA No. 17.

(h)(4)(f)	Amendment, dated July 8, 2013, to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4)(f) of PEA No. 56.

(h)(4)(g)	Form of Amendment to the Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(4)(g) of PEA No. 77.

(h)(5)	Sub-Administration Agreement between the Charles Schwab Investment Management, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(6) of Pre-Effective Amendment No. 1.

(h)(5)(a)	Amendment, dated October 8, 2009, to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(7) of PEA No. 1.

(h)(5)(b)	Amendment, dated July 26, 2010 to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, filed September 24, 2010 is incorporated by reference to Exhibit (g)(11) of PEA No. 4.

(h)(5)(c)	Amendment, dated December 17, 2010, to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5)(c) of PEA No. 7.

(h)(5)(d)	Amendment, dated July 1, 2011, to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5)(d) of PEA No. 12.

(h)(5)(e)	Amendment, dated October 1, 2011, to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5)(e) of PEA No. 17.

(h)(5)(f)	Amendment to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5)(f) of PEA No. 56.

(h)(5)(g)	Form of Amendment to the Sub-Administration Agreement between the Charles Schwab Investment Management Company, Inc. and State Street Bank and Trust Company, dated October 1, 2005, is incorporated by reference to Exhibit (h)(5)(g) of PEA No. 77.

(i)	Opinion and Consent of Counsel is filed herein as Exhibit (i).

(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(1).

(j)(2)	Powers of Attorney for each of Walter W. Bettinger II, Robert W. Burns, Charles A. Ruffel, Marie Chandoha and George Pereira are incorporated herein by reference to Exhibit (j)(2)-(j)(7) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement, filed December 8, 2010.

(j)(3)	Resolution Approving Power of Attorney filed September 24, 2010 is incorporated by reference to Exhibit (j)(8) of PEA No. 4.

(j)(4)	Power of Attorney of Stephen Timothy Kochis is incorporated by reference to Exhibit (j)(9) of PEA No. 27.

(k)	Not applicable.

(l)	None.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Joint Code of Ethics for the Registrant and Charles Schwab Investment Management, Inc., dated June 14, 2013 is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 41 of the Registrant’s Registration Statement, filed June 24, 2013 (hereinafter referred to as “PEA No. 41”).

(p)(2)	Code of Ethics of SEI Investments Distribution Co., dated October 1, 2014, is filed herein as Exhibit (p)(2).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

One member of the Board of Trustees of the Registrant is also a member of the board of trustees of each of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust. Each such trust has Charles Schwab Investment Management, Inc. as its investment adviser. In addition, the officers of the Registrant are also identical to those of each such other trust, with the exception of the Chief Legal Officer. As a result, the above-named trusts may be deemed to be under common control with the Registrant. Nonetheless, the Registrant takes the position that it is not under common control with such other trusts because the power residing in the respective trusts’ boards and officers arises as a result of an official position with each such trust.

ITEM 30. INDEMNIFICATION.

Reference is made to Article VII of Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (a)(2) filed October 27, 2009) and Article 11 of Registrant’s By-Laws (Exhibit (b) filed July 15, 2009).

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Registrant’s investment adviser, Charles Schwab Investment Management, Inc. (“CSIM”), a Delaware corporation, organized in October 1989, also serves as the investment manager to Laudus Institutional Trust, Laudus Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 211 Main Street, San Francisco, CA 94105. The only business in which the investment adviser engages is that of investment adviser and administrator to Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to the Registrant, Laudus Trust and Laudus Institutional Trust and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of CSIM is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

Name and Position with Adviser	Name of Other Company	Capacity
Charles R. Schwab, Chairman and Director	Charles Schwab & Co., Inc.	Chairman and Director
	The Charles Schwab Bank, N.A.	Chairman and Director
	The Charles Schwab Corporation	Chairman and Director
	Schwab Holdings, Inc.	Chairman, Chief Executive Officer and Director
	Schwab International Holdings, Inc.	Chairman and Chief Executive Officer
	Schwab (SIS) Holdings, Inc. I	Chairman and Chief Executive Officer
	Schwab Charitable Fund	Director
	Charles Schwab Foundation	Chairman and Director
	JustAnswer Corp.	Director
	Museum of American Finance	Advisory Board
	San Francisco Museum of Modern Art	Board of Trustees
	University of California, San Francisco	Chancellor’s Executive Board
	Charles and Helen Schwab Foundation	Director
	Schwab Funds	Chairman and Trustee
	Laudus Funds	Chairman and Trustee

Marie Chandoha, Director, President and Chief Executive Officer	Schwab Funds	President, Chief Executive Officer
	Laudus Funds	President, Chief Executive Officer
	Schwab ETFs	President, Chief Executive Officer
	Charles Schwab Worldwide Funds, PLC	Director
	Charles Schwab Asset Management (Ireland) Limited	Director

Omar Aguilar, Senior Vice President and Chief Investment Officer – Equities	Schwab Funds	Senior Vice President and Chief Investment Officer – Equities
	Laudus Funds	Senior Vice President and Chief Investment Officer – Equities
	Schwab ETFs	Senior Vice President and Chief Investment Officer – Equities

Brett Wander, Senior Vice President and Chief Investment Officer – Fixed Income	Schwab Funds	Senior Vice President and Chief Investment Officer – Fixed Income
	Laudus Funds	Senior Vice President and Chief Investment Officer – Fixed Income
	Schwab ETFs	Senior Vice President and Chief Investment Officer – Fixed Income

David Lekich, Chief Counsel and Senior Vice President	Charles Schwab & Co., Inc.	Senior Vice President and Associate General Counsel
	Schwab Funds	Secretary and Chief Legal Officer
	Laudus Funds	Vice President and Assistant Clerk
	Schwab ETFs	Secretary and Chief Legal Officer

Michael Hogan, Chief Compliance Officer	Schwab Funds	Chief Compliance Officer
	Schwab ETFs	Chief Compliance Officer
	Laudus Funds	Chief Compliance Officer
	Charles Schwab & Co., Inc.	Senior Vice President and Chief Compliance Officer

George Pereira, Senior Vice President, Chief Financial Officer and Chief Operating Officer	Schwab Funds	Treasurer and Principal Financial Officer
	Laudus Funds	Treasurer and Chief Financial Officer
	Schwab ETFs	Treasurer and Principal Financial Officer
	Charles Schwab Worldwide Funds, PLC	Director
	Charles Schwab Asset Management (Ireland) Limited	Director

ITEM 32. PRINCIPAL UNDERWRITER:

(a) SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter of the Trust.

The Distributor acts as distributor for:

SEI Daily Income Trust

SEI Liquid Asset Trust

SEI Tax Exempt Trust

SEI Institutional Managed Trust

SEI Institutional International Trust

SEI Institutional Investments Trust

The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund II

Bishop Street Funds

SEI Asset Allocation Trust

City National Rochdale Funds (formerly CNI Charter Funds)

Causeway Capital Management Trust

ProShares Trust

Community Capital Trust (formerly Community Reinvestment Act Qualified Investment Fund)

TD Asset Management USA Funds

SEI Structured Credit Fund, LP

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Global X Funds

ProShares Trust II

Exchange Traded Concepts Trust (formerly FaithShares Trust)

Schwab Strategic Trust

RiverPark Funds

Adviser Managed Trust

Huntington Strategy Shares

New Covenant Funds

Cambria ETF Trust

Highland Funds I (formerly Pyxis Funds I)

KraneShares Trust

LocalShares Investment Trust

SEI Insurance Products Trust

KP Funds

The Advisors’ Inner Circle Fund III

J.P. Morgan Exchange-Traded Fund Trust

O’Connor EQUUS

(b) Information with respect to each director, officer or partner of each principal underwriter is as follows. Unless otherwise noted, the business address of each director or officer is 1 Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin Barr	Director, President & Chief Executive Officer	None
Maxine Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	None
Karen LaTourette	Chief Compliance Officer,	None
Anti-Money Laundering Officer & Assistant Secretary
John C. Munch	General Counsel & Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President &Assistant Secretary	None
John P. Coary	Vice President & Assistant Secretary	None
John J. Cronin	Vice President	None
Robert Silvestri	Vice President	None
Judith A. Hirx	Vice President	None

(c) None.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the Rules thereunder will be maintained at the offices of:

1) Schwab Strategic Trust, 211 Main Street, San Francisco, CA 94105

2) Charles Schwab Investment Management, Inc., 211 Main Street, San Francisco, CA 94105

3) Principal Underwriter — SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456

4) Custodian — State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111

5) Transfer Agent — State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111

ITEM 34. MANAGEMENT SERVICES.

None.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 79 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington in the District of Columbia, on the 23rd day of December, 2014.

SCHWAB STRATEGIC TRUST
Registrant

Marie Chandoha*
Marie Chandoha, President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 79 to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 23rd day of December, 2014.

Signature	Title

Walter W. Bettinger, II*	Chairman and Trustee
Walter W. Bettinger, II

Robert W. Burns*	Trustee
Robert W. Burns

Stephen Timothy Kochis*	Trustee
Stephen Timothy Kochis

Charles A. Ruffel*	Trustee
Charles A. Ruffel

Marie Chandoha*	President and Chief Executive Officer
Marie Chandoha

George Pereira*	Treasurer and Principal Financial Officer
George Pereira

*By:	/s/ Douglas P. Dick
Douglas P. Dick, Attorney-in-Fact
Pursuant to Power of Attorney

EXHIBIT INDEX

(i)	Opinion and Consent of Counsel

(j)(1)	Consent of Independent Registered Public Accounting Firm

(p)(2)	Code of Ethics of SEI Investments Distribution Co., dated October 1, 2014